Rule 497(e)
                                                                      333-105936

PROSPECTUS

                                 100,000 SHARES
                          BTOP50 MANAGED FUTURES FUND
                                 COMMON SHARES


Investment Objective. The Fund's investment objective is to seek to capture the aggregate performance of the global managed futures industry. The Fund seeks to achieve its objective by investing at least 80% of its assets in managed futures and commodity trading advisor programs included in the BTOP50 CTA Index. The Fund is a recently organized, non-diversified, closed-end management investment company formed as a statutory trust under the laws of the state of Delaware. There can be no assurance that the Fund will achieve its investment objective.

The Fund expects to invest in accordance with the program weightings of the three major trading styles utilized by commodity trading advisor programs in the Barclay CTA proprietary database of commodity trading advisor programs and on an equally weighted basis among the included trading advisor programs within each style. The Fund expects to invest in twenty (20) to thirty (30) of the largest managed futures and commodity trading advisor programs that are open for investment and account in the aggregate for approximately fifty percent (50%) of all assets in the managed futures and commodity trading advisor programs tracked by the Barclay CTA proprietary database that are open for investment. In addition, the programs must meet the specific inclusion criteria developed by the Fund Manager from time to time. The Fund will rebalance its investments annually as close to January 1 as is practicable based on the asset levels of trading advisor programs in the Barclay CTA proprietary database as of September 30 of the preceding year. The Fund's investment criteria will utilize the criteria for the BTOP50 CTA Index, and the Fund's investments will reflect the components of the BTOP50 CTA Index such that under normal circumstances at least 80% of the Fund's assets will be invested in programs included in the BTOP50 CTA Index. See "The Fund's Investments - Investment Policies."

Fund Manager. The Fund Manager is Asset Alliance Advisors, Inc.

Offering. This offering consists of common shares, which are being offered at a price of $1,000 per common share to investors participating in wrap fee and advisory programs in which the manager and sponsor of the program receive compensation only from the client. The minimum investment in this offering is $10,000. In addition, you must satisfy certain suitability requirements described in the Prospectus. The initial offering is expected to end on or about June 1, 2007.

Commencing on or about July 1, 2007, the Fund intends to commence a continuous public offering of its common shares at a price per share equal to the net asset value attributable to such shares on the relevant closing date. Generally, the Fund intends to hold closings on the last business day of each month. There can be no assurance that the Fund will offer its common shares on a continuous basis, or that it will do so indefinitely.

Investing in shares of the Fund involves risks that are described in the "Risks" section beginning on page 17 of this Prospectus.


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Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                     PRICE TO PUBLIC      SALES LOAD         PROCEEDS TO FUND

Per Share            $ 1,000              $ 0.00             $ 1,000
Total                $ 1,000              $ 0.00             $ 1,000

_____________________

The Fund Manager will pay the initial offering costs of the Fund on behalf of the Fund, estimated to total $308,000. The Fund has agreed to reimburse the Fund Manager over a 12 month period. The Fund Manager will pay the organizational expenses, which are expected to total $16,000. The Fund will pay for the ongoing offering costs.

Potential Advantages. The Fund believes that its investment program offers investors the opportunity to participate in an asset class whose performance over the 26-year period since 1980 has produced on average positive returns during both bullish and bearish stock markets with low correlation to the performance of the bond markets and which historically has not been readily available to most investors. The Fund also believes that the Fund's index-based, multi-manager investment strategy offers advantages to certain investors as compared with direct investments in one or more single manager futures and commodity trading advisor programs or managed trading accounts.

Liquidity. In order to provide a limited degree of liquidity to its shareholders, the Fund expects that it will offer to repurchase at net asset value up to 15% of its outstanding shares each month, subject to a maximum of 25% in any three consecutive months. The Fund does not have a legal obligation to make such offers and the trustees will review the Fund's repurchases periodically to determine whether the repurchase program remains in the best interests of the Fund's shareholders. The Fund's common shares will not be listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its common shares. You may not be able to sell common shares when you want to and, accordingly, the common shares are appropriate only as a long-term investment.

Distributions. The Fund intends to pay ordinary income dividends and capital gain dividends, if any, on an annual basis to the extent necessary for the Fund to qualify and maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and minimize U.S. federal income and excise taxes. See "Distributions." There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Common shareholders will automatically have all ordinary income dividends and capital gain dividends reinvested in newly issued common shares of the Fund in accordance with the Fund's automatic reinvestment plan, unless an election is made to receive cash.

You should read this Prospectus, which sets forth concisely the important information about the Fund and its risks that you should know before deciding whether to invest in the common shares. You should retain this Prospectus for


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future reference. A Statement of Additional Information, dated March 23, 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may call 1-800-226-6477 or write to the Fund to request a free copy of the Statement of Additional Information, the table of contents which is on page 58 of this Prospectus, a free copy of the Fund's annual and semi-annual reports, or to make other shareholder inquiries. You may obtain a copy of these documents (and other information regarding the Fund) from the Fund's website at www.assetalliance.com or from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. WE ARE NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY OTHER DATE THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

The Fund's common shares are expected to be available for delivery to purchasers in book-entry form. Shareholders may be required to hold their common shares through a selling agent of the Fund's shares and depending on the selling agent may not be permitted to hold common shares in their own name.


March 23, 2007


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                               TABLE OF CONTENTS

PROSPECTUS SUMMARY............................................................9
EXPENSES.....................................................................13
SUMMARY OF FUND EXPENSES.....................................................18
USE OF PROCEEDS..............................................................19
THE FUND'S INVESTMENTS.......................................................20
RISKS........................................................................26
THE FUND MANAGES RISK MAINLY THROUGH DIVERSIFICATION.........................39
MANAGEMENT OF THE FUND.......................................................39
NET ASSET VALUE..............................................................44
DISTRIBUTIONS................................................................46
AUTOMATIC REINVESTMENT PLAN..................................................46
DESCRIPTION OF SHARES........................................................47
ANTI-TAKEOVER PROVISIONS.....................................................48
U.S. FEDERAL INCOME TAX MATTERS..............................................50
HOW TO PURCHASE SHARES.......................................................55
GENERAL INFORMATION..........................................................56
FURTHER INFORMATION..........................................................57
PRIVACY PRINCIPLES OF THE FUND...............................................57
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................59



                                       8
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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND

BTOP50 Managed Futures Fund is a recently organized, non-diversified, closed-end management investment company formed as a statutory trust under the laws of the state of Delaware. Throughout the Prospectus, we refer to the BTOP50 Managed Futures Fund simply as the "Fund" or as "we," "us" or "our." See "The Fund."


INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to capture the aggregate performance of the global managed futures industry. The Fund seeks to achieve its objective by investing at least 80% of its assets in managed futures and commodity trading advisor programs included in the BTOP50 CTA Index. See "The Fund's Investments." There can be no assurance that the Fund Manager will be successful in pursuing the Fund's investment objective. See "Risk Factors."


INVESTMENT POLICIES

The Fund's Investments. The Fund expects to invest at least 80% of its assets in accordance with the program weightings of the three major trading styles utilized by commodity trading advisor programs in the Barclay CTA proprietary database (from which the BTOP50 CTA Index is derived) and on an equally weighted basis among the included trading advisor programs within each style. The Fund expects to invest in twenty (20) to thirty (30) of the largest managed futures and commodity trading advisor programs that are open for investment and account in the aggregate for approximately fifty percent (50%) of all assets in the managed futures and commodity trading advisor programs tracked by the Barclay CTA proprietary database that are open for investment. In addition, the programs must meet the specific inclusion criteria criteria developed by the Fund Manager from time to time, including:

         1. The Fund's portfolio will be generally equally weighted among the selected trading programs within each trading style as of the launch of the Fund's trading activity and thereafter as close as is practicable to the beginning of each calendar year and generally will not be rebalanced during any calendar year; provided, that the Fund generally will not invest more than 5% of its assets in any one trading program;

         2. The trading advisor programs will generate solely qualifying income for purposes of the Fund's qualification as a regulated investment company under the Code or, taken together with any other sources of nonqualifying income, will not generate nonqualifying income in excess of 10% of the Fund's gross income for any taxable year;


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         3.    Each trading advisor must provide reasonable independent
               verification of a substantial portion of its futures and commodity trading advisor program's assets under management and must have annual audited financial statements from an independent accounting firm unless the trading advisor program is in the form of a separate account;

         4. Each trading advisor must provide timely estimates as the Fund may require of the daily rates of return of the investment vehicle in which the Fund will invest;

         5. Each trading advisor must provide the level of ongoing transparency, operational infrastructure and regulatory compliance that the Fund Manager has determined to be necessary or appropriate for the Fund;

         6. Each trading advisor must provide the level of tax reporting information that the Fund Manager has determined to be necessary or appropriate for the Fund;

         7. Each trading advisor must provide the level of ongoing capacity that the Fund Manager has determined to be necessary or appropriate for the Fund; and

         8. If a trading advisor program is removed from the Fund during a calendar year, the proceeds from such removal will be reinvested among the then remaining trading advisor programs in the Fund and/or other trading advisor programs that meet the inclusion criteria.


See "The Fund's Investments -- Investment Policies." The Fund will rebalance its investments annually as close to January 1 as is practicable based on the asset levels of trading advisor programs in the Barclay CTA proprietary database as of September 30 of the preceding year. The Fund's investment criteria utilize the criteria for the BTOP50 CTA Index together with additional criteria designed to assist in portfolio selection and operation of the Fund, and the Fund's investments will reflect the components of the BTOP50 CTA Index. See "The Fund's Investments - Investment Policies." The Fund Manager will periodically review, and may make modifications to, the Fund's trading advisor inclusion and removal criteria. The Barclay CTA proprietary database is referred to in this Prospectus as the "Barclay database." The Barclay database is the universe of approximately 700 commodity trading advisor programs from which the BTOP50 CTA Index is derived. The BTOP50 CTA Index consists of the twenty (20) or more trading advisor programs, on an equally weighted basis, that are open for new investment and, as of September 30 each year, represent the largest managed future and trading advisor programs (in descending order of size) which account for in the aggregate at least fifty percent (50%) of the assets tracked by the Barclays database that are open for investment. Both the BTOP50 CTA Index and the Fund generally determine trading advisor program size based upon the aggregate assets managed by each trading advisor pursuant to a similar investment strategy. This Prospectus uses the phrase "managed futures" to refer to all types of instruments and contracts that managed futures and commodity trading advisor programs use. See "Trading Advisors." Under normal circumstances, the Fund will invest at least 80% of its assets in programs included in the BTOP50 CTA Index.


                                      10
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The Fund may also invest in U.S. government securities or liquid, short-term investments including high quality, short-term money market securities, for cash management purposes.

The foregoing investment policies will permit the Fund Manager to exercise only a limited amount of discretion. The Fund Manager may, for example, omit one or more of the trading programs included in the BTOP50 CTA Index if the Fund Manager concludes that the program does not satisfy the inclusion criteria or if inclusion would result in the inclusion of so many programs that the Fund Manager cannot efficiently manage the Fund's portfolio. However, the Fund Manager does not exercise investment discretion in an effort to choose trading programs that it believes are more likely than other programs to produce high returns, as the Fund's objective is to capture the aggregate performance of the managed futures industry.


TRADING ADVISORS AND TRADING STRATEGIES

Trading advisor programs are generally implemented through investment vehicles that trade futures and other types of commodities contracts using complex trading strategies and high amounts of leverage in an effort to profit from movements in the prices of various commodities. The trading advisor programs in which the Fund invests generally will be managed according to one of three primary trading strategies utilized in the CTA industry: systematic trend-following, discretionary or hybrid trading. Systematic trend-following strategies rely primarily on trading programs or models that seek to identify significant directional moves in markets, and to some degree on judgmental decisions concerning, for example, what markets to follow and commodities to trade, when to liquidate a position and how large a position to take in a particular commodity. Although these systematic systems rely primarily on programs or models, these judgmental decisions may have a substantial effect on a systematic trader's performance. Discretionary trading, the second primary strategy, involves a combination of qualitative and quantitative analysis to determine when to enter or exit a trade. While discretionary traders may utilize market charts, computer programs and compilations of quantifiable fundamental information to assist them in making trading decisions, they make such decisions on the basis of their own judgment and "trading instinct," not on the basis of any program or model. Hybrid trading involves a combination of systematic and discretionary trading. Trading advisor programs invest in a wide range of financial instruments including futures, swaps, forward and option contracts to make investments in physical commodities, precious metals, industrial metal, energy supplies, currency, sovereign debt and financial markets indices.


THE OFFERING

This offering consists of common shares of the Fund, par value $.001 per share, at a price of $1,000 per common share. The Fund is offered only to participants in wrap fee and advisory programs in which the manager and sponsor of the program receive compensation only from the client. The minimum investment in this offering is $10,000. In addition you (or you jointly with your spouse) must either have annual income of at least $60,000 or net worth of at least $225,000 (excluding your home furnishings and automobiles). The initial offering is expected to end on or about June 1, 2007.

Commencing on or about July 1, 2007, the Fund intends to commence a continuous public offering of its common shares at a price per share equal to


                                      11
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the net asset value attributable to such shares on the relevant closing date.
Generally, the Fund intends to hold closings on the last business day of each month. There can be no assurance that the Fund will offer its common shares on a continuous basis, or that it will do so indefinitely. See "How to Purchase Shares."


FUND MANAGEMENT

Asset Alliance Advisors, Inc. (the "Fund Manager"), has been retained to manage the assets of the Fund pursuant to an investment management agreement that will commence as of the date the initial offering is completed. The Fund Manager is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered with the U.S. Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA") as a commodity pool operator (a "CPO") and a commodity trading advisor (a "CTA"). See "Management of the Fund." The board of trustees, which supervises the operations of the Fund and the Fund Manager, will review the Fund Manager's allocation and reallocation of the Fund's investment portfolio among the eligible managed futures and commodity trading advisor programs and related matters. See "Management of the Fund -- Trustees and Officers."

The Fund Manager has retained Barclay Research Group, Ltd. as an industry consultant (the "Industry Consultant") to provide information to the Fund Manager regarding the BTOP50 CTA Index, the Barclay database, CTA performance data and managed futures analytics. Barclay Research Group, Ltd. is an affiliate of Barclay Trading Group, Ltd., which, together with its affiliates, is a premier provider of CTA performance data and managed futures analytics, and has developed and maintains the BTOP50 CTA Index and the Barclay CTA Index. All advisor programs included in the BTOP50 CTA Index are tracked by the Barclay database and the determination of whether a particular trading advisor program will be included in the Barclay CTA Index is based on the information in the Barclay database. See "Management of the Fund -- Industry Consultant."

The Fund Manager performs due diligence on each trading advisor and futures and commodity trading advisor program identified for inclusion in the Fund's portfolio. The Fund Manager or the Fund may also retain, at the expense of the Fund, one or more other due diligence firms to all or a portion of these services. See "Management of the Fund -- Due Diligence."


REGULATION

Substantially all of the trading advisor programs in which the Fund will be investing will be operated by managers that are registered with the Commodity Futures Trading Commission ("CFTC") as "commodity pool operators" ("CPOs") and are subject to extensive CFTC licensing and operating duties with respect to these trading programs. Although the Fund Manager is also registered as a CPO, it is not subject to CFTC oversight or reporting with respect to the Fund because the Fund is fully registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act") and is regulated as such by the Securities and Exchange Commission and has claimed an exception under CTFC regulations. For a brief description of the regulatory framework applicable to the Fund's underlying CTA trading programs, see "Regulation" in the Statement of Additional Information.


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INVESTOR SUITABILITY

In order to purchase the Fund's common shares, you will be required by yourself or jointly with your spouse to have annual income of at least $60,000 or net worth of at least $225,000 (excluding your home, furnishings and automobiles).

See "How to Purchase Shares -- Investor Suitability." In order to establish that you meet the applicable suitability standards, you will be required to complete a subscription agreement prior to purchasing shares. An investment in the Fund is not a complete investment program and you should not invest more than 10% of your net worth (excluding your home, furnishings and automobiles) in the Fund. You should consider an investment in the Fund to be a long-term investment and should not invest if you do not have at least a three to five year investment horizon.


DISTRIBUTIONS

The Fund intends to pay ordinary income dividends and capital gain dividends, if any, on an annual basis to the extent necessary to qualify and maintain its qualification as a regulated investment company under Subchapter M of the Code, and minimize U.S. federal income and excise taxes. See "Distributions." There is no fixed dividend rate for the Fund's common shares, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Unless a shareholder elects to receive ordinary income dividends and capital gain dividends in cash, all ordinary income dividends and capital gain dividends will automatically be reinvested in common shares through the Fund's automatic reinvestment plan. There is no sales charge or other charge for reinvestment. See "Automatic Reinvestment Plan."


EXPENSES

The Fund Manager will pay the initial offering costs of the Fund on behalf of the Fund, which are expected to total approximately $324,000. The Fund has agreed to reimburse the Fund Manager for these costs over a 12 month period. The Fund will pay the ongoing offering expenses. The Fund Manager will pay the organizational expenses of the Fund, which are expected to total approximately $16,000. See "Management of the Fund -- Payment of Organizational and Other Expenses."

Pursuant to an investment management agreement between the Fund Manager and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Fund Manager a fee payable monthly in arrears at an annual rate equal to 1.00% of the month end value of the Fund's total assets (the "Management Fee"). The Fund will also reimburse the Fund Manager for certain expenses the Fund Manager incurs in connection with performing certain non-advisory services for the Fund. The types of expenses for which the Fund will reimburse the Fund Manager include operational back office functions, checking certain work performed by the Fund's administrator and custodian, software and/or hardware purchased and attributable to operations of the Fund, coordinating transfers and cash flows, Investment Company Act filings and other similar operational expenses. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment

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management agreement) of all personnel employed by the Fund Manager who devote substantial time to Fund operations may be reimbursed to the Fund Manager. During periods in which the Fund has incurred leverage to repurchase shares, the fee paid to the Fund Manager will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's total assets, which include those assets maintained with leverage. The Fund Manager is responsible for paying the service fees of the Industry Consultant. See "Management of the Fund -- Investment Management Agreement."

In addition to the offering costs and the Management Fee, the Fund pays all other costs and expenses of its operations, including compensation and expenses of its trustees (other than those affiliated with the Fund Manager), custodian, administrator, the Due Diligence Consultant and transfer and dividend disbursing agent, legal fees, shareholder servicing fees, leverage expenses, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. In addition, the investment vehicles in which the Fund invests will charge the Fund their respective fees and expenses (which may include, without limitation, asset-based and performance-based fees). These fees and expenses will be borne indirectly by the common shareholders of the Fund. See "Risks -- Fund Risks."


ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

PFPC, Inc. will serve as the Fund's Administrator, Transfer Agent and Custodian. See "General Information."


UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY

The Fund's common shares will not be listed on any securities exchange and the Fund does not expect any secondary market to develop for its common shares. Holders of common shares will not be able to redeem their common shares on a daily basis because the Fund is an unlisted closed-end fund. Common shares of the Fund may not be exchanged for common shares of any other closed-end fund. In order to provide a limited degree of liquidity, the Fund will conduct periodic repurchase offers for a portion of its outstanding common shares, as described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the common shares.


REPURCHASES

In order to provide a degree of liquidity to shareholders, commencing approximately two months after the completion of the initial offering the Fund expects to utilize periodic tender offers to repurchase up to 15% of its common shares each month, subject to a maximum of 25% in any three consecutive months. These purchases generally would be completed at the end of the month based on the net asset value at the end of the month for shares tendered and not withdrawn during the month. In order to participate in any monthly offer, you or your broker must state your intention to do so in writing to the Fund not later than the 20th day of the preceding month. If shareholders in any particular month wish to sell more shares than the Fund is prepared to purchase, the Fund will purchase a pro rata amount from each shareholder. The Fund does not have a legal obligation to make offers or purchases and the

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trustees will review the Fund's repurchases periodically to determine whether the program remains in the best interests of the Fund's shareholders. See "Repurchases" below.


POTENTIAL ADVANTAGES OF THE FUND

The Fund believes that its investment program offers investors the opportunity to participate in an asset class whose performance over the 26-year period since 1980 has produced on average positive returns during both bullish and bearish stock markets with low correlation to the performance of the bond markets and which historically has not been readily available to most investors. The Fund also believes that the Fund's index-based, multi-manager investment strategy offers advantages to certain investors as compared with direct investments in one or more single manager futures and commodity trading advisor programs or managed trading accounts, including the following:

         o Single manager trading programs have often experienced highly volatile returns, with monthly losses and gains as much as 10%-20% of net assets. The Fund's approach to diversification over numerous trading programs seeks to reduce such volatility.

         o Most trading advisor programs are available only to wealthy investors on a private basis and generally have minimum investment requirements of $100,000 or more. Accordingly, an investor seeking diversification benefits comparable to those offered by the Fund through multiple investments in single manager trading advisor programs would be required to make a much larger investment commitment than an investment in the Fund requires.

         o Because of its size, the Fund may be able to gain greater access to qualified trading advisor programs than an investor would be able to obtain through direct investment.

         o Advisory and operating expenses (including servicing fees of up to 4% per year) associated with trading advisor programs can be as high as 10% annually. The Fund's advisory and operating expenses are expected to be 1.78%. In addition, the Fund will be able to invest without paying servicing fees and accordingly may be a less costly means of investing in trading advisor programs for some investors.

         o Substantially all other trading advisor programs publicly available in the United States for taxable United States persons require you to become a partner for U.S. federal income tax purposes, which is generally more cumbersome for you than an investment in the Fund, which will report your income from the Fund to you annually in the same way as other mutual funds you own.

         o Under current U.S. federal income tax law, all or a portion of the advisory and operating expenses associated with trading advisor programs (which, as stated above, can be as high as 10% per year) may not be deductible by individuals who make such investments directly, except to the extent all such expenses of the individual exceed 2% of the individual's adjusted gross income for U.S. federal income tax purposes. The inability to deduct such expenses would reduce the after-tax return or increase the after-tax loss on such investment to such individuals. Because the Fund expects to qualify as a publicly offered regulated investment company for U.S. federal income tax purposes, the Fund anticipates that these limitations will not apply to an investment in it, which could increase your after-tax return compared to direct investments in managed trading advisor programs treated as partnerships for U.S. federal income tax purposes or separate accounts. See "U.S. Federal Income Tax Matters."


The Fund represents a diversification opportunity for investors seeking to diversify their risks and is not a complete investment program. The Fund and the underlying investment vehicles in which it invests have significant risks. You should consider an investment in the Fund to be a long-term investment and should not invest if you do not have at least a three to five year investment horizon.


SPECIAL RISK CONSIDERATIONS

The net asset value of the Fund's common shares will fluctuate with and be affected by numerous risks, particularly those described in the Prospectus under "Risks." The Fund manages its trading advisor, market, sector and trading risks solely through the diversification achieved by the operation of its trading advisor selection criteria. Each prospective investor should consult his or her own legal, tax and financial advisors regarding the suitability of an investment in the Fund and should carefully review the description of the risks involved with investing in the shares of the Fund under "Risks." Among the principal risks that may affect the net asset value of the Fund's common shares are the following.

         Fund Risks. The following risks, among others, relate to the structure, practices, policies and operations of the Fund:

         o Both the Fund and the investment vehicles in which it invests pay fees and expenses so investors in the Fund will bear both levels of fees and expenses;

         o The Fund is likely to experience losses that are correlated with losses by futures and commodity trading advisor programs generally;

         o Although the Fund seeks to provide some liquidity on a monthly basis, an investment in the Fund should not be considered liquid;

         o The Fund's performance may not match the performance of the managed futures industry or the BTOP50 CTA Index;

         o Leverage by the Fund to repurchase shares may reduce performance and share repurchases may increase the Fund's expense ratio; and

         o Investment in offshore trading programs may result in additional risks, including fluctuations in foreign currencies, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets and foreign taxation issues.

         o Investment in offshore trading programs may in certain circumstances result in a loss of deductions for the Fund or the realization of ordinary income instead of capital gains.

For a more complete description of these types of risks, see "Risks - Fund
Risks."

         Trading Advisor Risks. The following risks, among others, relate to the trading advisors that manage the investment vehicles, i.e., the futures and commodity trading advisor programs in which the Fund will invest:

         o The Fund could experience losses if trading advisors are unable to successfully implement their trading systems;

         o     The Fund could experience losses if trading systems fail;

         o     Conflicts of interest could result in losses;

         o Performance-based fees may encourage excessive risk-taking by the program trading advisors;


For a more complete description of these types of risks, see "Risks - Trading Advisor Risks."

         Market and Trading Risks. The following risks, among others, relate primarily to the futures and commodity markets in which the investment vehicles will trade:

         o The models the trading advisors depend upon may be incorrect and therefore not perform as anticipated;

         o There may be disadvantages to making trading decisions based on technical analysis;

         o The risk management approaches by trading advisors may not be effective;

         o     Volatility or absence of trends could harm performance;

         o Illiquid markets could make it impossible for the trading advisors to realize profits or limit losses;

         o Regulation of the futures markets is extensive and constantly changing and could harm performance;

         o Increased competition in managed futures could reduce the trading advisors' profitability; and

         o The trading advisors to the investment vehicles use investment techniques and instruments that are highly speculative, including the use of options, short selling, non-exchange traded contracts and derivatives. These investment vehicles may also use substantial leverage, which may increase the volatility and reduce returns.

For a more complete description of these types of risks, see "Risks - Market and Trading Risks."

         Investment Sector Risks. Investment vehicles are also subject to risks associated with the market sectors in which they invest, including, among others:

         o Exposure to fluctuations in currency rates and price movements in the markets for metals, energy and other commodities; and

         o Exposure to indices which subjects the Fund to the risk of adverse price trends or static markets.

For a more complete description of these types of risks, see "Risks -- Investment Sector Risks."


SUMMARY OF FUND EXPENSES

The Fund will pay various fees and expenses which are illustrated in the table below. The investment vehicles in which the Fund will invest will also charge fees and expenses for which the Fund will directly or indirectly be responsible. The fees and expenses of these other investment vehicles are not included in the table below. The fees and expenses of these investment vehicles, which may include, without limitation, asset-based and performance-based fees, will also result in a reduction of the net asset value of the common shares. These fees and expenses are expected to vary from a base of 2% - 4% per year if such investment vehicles have negative to modest performance levels and 6% - 10% if the investment vehicles have performance levels of 15% - 30% per year. We estimate that the indirect expenses will not exceed 10% of the Fund's total assets.

The following table assumes that the Fund does not utilize leverage.

SHAREHOLDER TRANSACTION EXPENSES

    Maximum Sales Load (as a percentage of offering price)..............  None
    Automatic Reinvestment Plan Fees....................................  None

PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES

ANNUAL EXPENSES
    Management Fees.................................................. 1.00%
    Other Expenses................................................... 1.25%
    Total Net Annual Expenses........................................ 2.25%(1)

_______________

(1) The initial offering costs will be paid by the Fund Manager on behalf of the Fund. The Fund will reimburse the Fund Manager for these costs over a 12 month period after the initial offering. The organizational expenses have been paid by the Fund Manager. The ongoing offering costs and any amounts paid by the Fund to reimburse the Fund Manager for the initial offering costs will be borne by the common shareholders and result in a reduction of the net asset value of the common shares. Such initial offering cost amounts are included in "Other Expenses" and represent approximately 0.32%.

The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The tables above do not reflect the indirect expenses that shareholders will bear due to the fund's investment in commodity trading advisor programs. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues 100,000 common shares in the initial offering. If the Fund issues fewer common shares, all other things being equal, these expenses would increase on a per-share basis. See "Management of the Fund" and "Automatic Reinvestment Plan."


EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in common shares, assuming (a) total net annual expenses of 2.25% for the first year and 1.93% for each year thereafter of net assets attributable to common shares, and (b) a 5% annual return(1):

                                             YEAR    YEAR      YEAR     YEAR
                                             1       3         5        10

Assuming No Repurchase of Common Shares      $23     $63       $106     $226

_____________

(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all ordinary income dividends and capital gain dividends are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. See note (1) under "Shareholder Transaction Expenses" above regarding a reduction in expense level after Year 1.


THE FUND

The Fund is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on May 12, 2003. The Fund has no operating history. The Fund's principal office is located at 800 Third Avenue, New York, New York, 10022.


USE OF PROCEEDS

The net proceeds of the initial offering of common shares will be approximately $99,692,000 after the Fund pays the offering costs and reimburses the Fund Manager for the portion of the initial offering expenses. The Fund Manager currently expects that it will be able invest the net proceeds of the initial and subsequent offerings in accordance with the Fund's investment objective and policies as stated below within approximately one month following the completion of any such offering. Pending such investment, the Fund anticipates that the proceeds will be invested in government securities or liquid, short-term investments including high quality, short-term money market securities.

THE FUND'S INVESTMENTS


INVESTMENT OBJECTIVE

The Fund seeks to capture the aggregate performance of the global managed futures industry. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective by investing at least 80% of its assets in managed futures and commodity trading advisor programs included in the BTOP50 CTA Index. This Prospectus refers to the pooled investment vehicles and separate accounts through which the Fund will make its investments in qualified managed futures and commodity trading advisor programs as "investment vehicles." Accordingly, the term "trading advisor program" refers to the investment program conducted by the trading advisor while the term "investment vehicle" refers to the legal entities or separate accounts through which the trading advisor pursues its investment program.


INVESTMENT POLICIES

The Fund's Investments. The Fund expects to invest in accordance with the program weightings in the Barclay CTA proprietary database of commodity trading advisor programs (from which the BTOP50 CTA Index is derived) of the three major trading styles utilized by commodity trading advisor programs and on an equally weighted basis among the included trading advisor programs within each style. The Fund expects to invest in twenty (20) to thirty (30) of the largest managed futures and commodity trading advisor programs that are open for investment and account in the aggregate for approximately fifty percent (50%) of all assets in the managed futures and commodity trading advisor programs tracked by the Barclay CTA proprietary database that are open for investment. In addition, the programs must meet the specific inclusion criteria criteria developed by the Fund Manager from time to time, which currently include:

         1. The Fund's portfolio will generally be equally weighted among the selected trading programs within each trading style as of the launch of the Fund's trading activity and thereafter as close as practicable to the beginning of each calendar year and generally will not be rebalanced during any calendar year; provided, that the Fund generally will not invest more than 5% of its assets in any one trading program;

         2. The trading advisor programs will generate solely qualifying income for purposes of the Fund's qualification as a regulated investment company under the Code or, taken together with any other sources of nonqualifying income, will not generate nonqualifying income in excess of 10% of the Fund's gross income for any taxable year;

         3. Each trading advisor must provide reasonable independent verification of a substantial portion of its futures and commodity trading advisor program's assets under management and must have annual audited financial statements from an independent accounting firm unless the trading advisor program is in the form of a separate account;

         4. Each trading advisor must provide timely estimates as the Fund may require of the daily rates of return of the investment vehicle in which the Fund will invest;

         5. Each trading advisor must provide the leval of ongoing transparency, operational infrastructure and regulatory compliance that the Fund Manager has determined to be necessary or appropriate for the Fund;

         6. Each trading advisor must provide the level of tax reporting information that the Fund Manager has determined to be necessary or appropriate for the Fund;

         7. Each trading advisor must provide the level of ongoing capacity that the Fund Manager has determined to be necessary or appropriate for the Fund; and

         8. If a trading advisor program is removed from the Fund during a calendar year, the proceeds from such removal will be reinvested among the then remaining trading advisor programs in the Fund and/or other trading advisor programs that meet the inclusion criteria.

The Fund Manager may also determine to not include or may remove a trading advisor program and withdraw its interest if the Fund Manager determines, after reviewing information from the Industry Consultant, that the trading advisor has engaged in fraudulent or otherwise improper behavior, has breached its transparency or other obligations to the Fund or has experienced such a reduction in assets that it is no longer in the group of trading advisor programs that, taken in descending order, comprise 80% of the assets under management in the futures and commodity trading advisor programs included in the Barclay database or for similar reasons. Similarly, the Fund Manager applies various correlation and diversification tests to the programs and may exclude or substitute one or more programs to enhance diversification and reflect the global managed futures industry. The Fund's board of trustees will periodically review, and may make modifications to, the Fund's trading advisor inclusion and removal criteria.

The Fund will rebalance its investments annually as close to January 1 as is practicable based on the asset levels of trading advisor programs in the Barclay CTA proprietary database as of September 30 of the preceding year. The Fund's investment criteria are similar to the criteria for the BTOP50 CTA Index together with additional criteria designed to assist in portfolio selection and operation of the Fund, and the Fund's investments will reflect the components of the BTOP50 CTA Index. See "The Fund's Investments - Investment Policies."

Under normal circumstances, the Fund will invest at least 80% of its assets in trading advisor programs included in the BTOP50 CTA Index. This requirement, however, is not a fundamental policy of the Fund and is subject to change on 60 days prior notice to the Fund's shareholders.


BTOP50 CTA INDEX

The BTOP50 CTA Index is composed on an equally weighted basis of the twenty (20) or more trading advisor programs included in the Barclay database that as of the rebalancing of the index on January 1 of each year are open to new investment and that as of the preceding September 30 represent the largest managed futures and commodity trading advisor programs (in descending order of size as measured by the aggregate assets managed by each such trading advisor pursuant to a similar strategy) which account for in the aggregate at least fifty percent (50%) of the assets tracked by the Barclay database as of such September 30 and which are open for investment. The Barclay database is among the most comprehensive database of the managed futures industry covering approximately 717 trading advisors and approximately $131 billion in assets as of January 1, 2006.

The BTOP50 CTA Index seeks to reflect the performance of a widely followed and more comprehensive CTA Index, the Barclay CTA Index, which included programs of approximately 429 trading advisors as of January 1, 2006 and is also derived from the Barclay database. Although it is possible that one or more of the trading advisor programs included in the BTOP50 CTA Index would not be included in the Barclay CTA Index due to differences in inclusion criteria, historically substantially all of them in the BTOP50 CTA Index have also been in the Barclay CTA Index. A trading advisor is defined for purposes of the Barclay CTA Index as an entity that (i) is registered as a CPO or a CTA with the CFTC and is a member in good standing with the NFA, or (ii) is listed in the Barclay database and trades exclusively in markets not subject to regulation by the CFTC (for example, the inter-bank currency market and energy swap market) but usually traded by registered CTAs. See "Prospectus Summary -- Fund Management" for definitions of CPO, CTA, CFTC and NFA. A futures and commodity trading advisor program includes each pooled investment vehicle and separate account managed by a trading advisor in accordance with substantially the same investment criteria. The Barclay CTA Index is rebalanced as of January 1 of each calendar year to include, on an equally weighted basis, all trading advisor programs that satisfy the following criteria:

         o The trading advisor program was, as of December 31 of the previous calendar year, included in the Barclay database; and

         o The trading advisor program has, as of December 31 of the previous calendar year, no less than 43 months of trading activity or 19 months if the program's trading advisor advises another trading program that is or was previously included in the Barclay CTA Index.

The methodologies of the BTOP50 CTA Index and the Barclay CTA Index may be changed without the consent of the Fund or any Fund shareholder. As of January 1, 2006, there were approximately 717 trading advisor programs included in the Barclay database with approximately $131 billion in assets under management and 429 trading advisor programs included in the Barclay CTA Index.


USE OF CASH AND CASH EQUIVALENTS

Among the cash equivalents in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, money market mutual funds and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.


INVESTMENT IN POOLED INVESTMENT VEHICLES ORGANIZED OUTSIDE OF THE UNITED STATES AND FOREIGN CURRENCY TRANSACTIONS

The Fund will invest primarily in securities issued by pooled investment vehicles organized in developed countries outside of the United States. The securities of such pooled investment vehicles will usually be denominated in U.S. dollars and the assets of such vehicles will usually be custodied in the United States but may, in some cases, be custodied in another developed country and may be denominated in foreign currencies.

To the extent the Fund's investments in pooled investment vehicles are denominated in, or the pooled investment vehicles make distributions in, foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Fund is authorized to enter into foreign currency exchange transactions. To the extent the Fund receives payments from pooled investment vehicles in non-U.S. currency, the Fund anticipates that it will incur an expense associated with converting such funds into U.S. dollars.


LEVERAGE

The Fund may use leverage to the extent permitted by the Investment Company Act in order to facilitate settlement of investments, fund repurchases of its common shares, pay expenses and make distributions. The Fund may also incur leverage to the extent an investment vehicle structured as a separate account in which the Fund invests incurs leverage. The Fund will not incur leverage for the purpose of making an investment in any investment vehicle. When the Fund uses leverage to facilitate settlement, fund repurchases or make distributions, it will repay such leverage promptly. The use of leverage would involve certain costs and risks to the Fund. The Fund intends to minimize its use of leverage and is unable to anticipate at this time whether it will utilize leverage, which in any event it expects would be used only on a temporary basis. See "Risks -- Fund Risks."

The Fund may obtain leverage through a variety of strategies, including through reverse purchase agreements or the issuance of senior securities in the form of either debt securities or preferred shares. Under the Investment Company Act, the Fund generally is not permitted to issue debt securities, pay expenses or otherwise engage in borrowings (including through the use of derivatives and other transactions to the extent that these instruments constitute senior securities for purposes of the Investment Company Act) unless immediately after a borrowing the value of the Fund's total assets, less all liabilities and indebtedness (other than liabilities represented by senior securities), is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/2% of the Fund's total assets less liabilities and indebtedness not representing senior securities after giving effect to the borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities not represented by senior securities, is at least 300% of such principal amount. If the Fund borrows, it intends to repay the principal amount promptly. The Fund currently has no intention to issue preferred shares.

PORTFOLIO TURNOVER

The Fund's annual rebalancing of its portfolio is not expected to result in substantial portfolio transactions. However, fluctuations in the Fund's assets due to the impact of its proposed continuous offering and its periodic share repurchases (which may be funded through redemptions of the Fund's portfolio investments) could result in significant portfolio turnover.


TRADING ADVISORS

The Fund will invest substantially all of its assets in investment vehicles, which generally will be futures and commodity trading vehicles organized in developed countries outside of the United States. To the extent beneficial for regulatory purposes the Fund may invest in certain of these investment vehicles through a wholly-owned entity. When the Fund holds an investment through a special purpose entity, the holdings of that entity will be treated for purposes of the 1940 Act as if held directly by the Fund. The trading advisors that manage the investment vehicles often use complex trading strategies and very high amounts of leverage, which can quickly result in large losses or gains. In addition, these investment vehicles have high cost structures as a result of, among other things, trading advisor compensation arrangements, sales fees paid to selling brokers, and brokerage fees resulting from high levels of portfolio turnover.

Investment vehicle trading advisors generally will receive both an asset-based fee and a performance-based fee. Annual asset-based fees charged by trading advisors commonly range from one (1) to four (4) percent. Performance-based fees commonly range from 15 to 25 percent of cumulative trading profits, usually subject to "high water mark" provisions requiring the recoupment of prior losses in an account before any additional performance compensation is taken. The composition and amount of asset-based and performance-based fees charged by trading advisors will vary among advisors. The Fund's common shareholders will indirectly bear the cost of these fees along with other investment vehicle expenses. These fees and expenses will be in addition to the fees and expenses charged by the Fund. See "Risks -- Fund Risks."

The Fund will not pay any sales charges for investing in any investment vehicle. However, the Fund may be subject to redemption fees in connection with the Fund's withdrawal of its investment from an investment vehicle if such withdrawal occurs during such investment vehicle's lockup period (if applicable) and no side agreement is entered into between the Fund and such investment vehicle regarding redemption fees.

Most of the commodity trading advisors that will manage the investment vehicles are regulated by the CFTC and by the NFA, the congressionally authorized self-regulatory organization of the futures industry. Futures and commodity trading advisors are registered with the CFTC and those who manage customer accounts must also be members of the NFA. As of January 1, 2006, there were an estimated 717 trading advisor programs included in the Barclay database with, in the aggregate, in excess of $131 billion of investor capital and approximately 439 trading advisor programs included in the Barclay CTA Index.

The investment vehicles generally will be managed according to one of three primary trading strategies: systematic trend-following, discretionary or hybrid trading. Systematic trend-following strategies rely primarily on trading programs or models that generate significant directional moves in markets, and to some degree on judgmental decisions concerning, for example, what markets to follow and commodities to trade, when to liquidate a position and how large a position to take in a particular commodity. Although these systematic systems rely primarily on programs or models, these judgmental decisions may have a substantial effect on a systematic trader's performance. Discretionary trading, the second primary strategy, involves a combination of qualitative and quantitative analysis to determine when to enter or exit a trade. While discretionary traders may utilize market charts, computer programs and compilations of quantifiable fundamental information to assist them in making trading decisions, they make such decisions on the basis of their own judgment and "trading instinct," not on the basis of any program or model. Overall the past several years, systematic trend-following strategies have accounted for about 65.3% of the assets invested in managed futures and commodity trading advisor programs while approximately 16.6% are in discretionary trading programs and approximately 18.1% are invested in hybrid trading programs. Historically, the performance of managed futures and commodity trading advisor programs, as a group, have exhibited a negative or low correlation to the performance of equity securities indices. Hybrid trading involves a combination of systematic and discretionary trading.

The investment vehicles may invest in a wide range of financial instruments including futures, swaps, forward and option contracts to make investments in physical commodities, precious metals, industrial metals, energy supplies, currencies, sovereign debt and financial market indices. In general, approximately 75-80% of trading advisors trade in financial instruments (including equity indices, global currencies and sovereign debt) while approximately 20-25% of trading advisors trade in contracts on physical commodities (including agriculturals, metals and energy). This Prospectus uses the phrase "managed futures" to refer to all the types of instruments and contracts that futures and commodity trading advisor programs utilize. Futures contracts and options thereon may be privately negotiated with counterparties or traded on U.S. and non-U.S. equity, debts, cash, fixed income, currency, commodity, futures, forward and option exchanges and dealer-to-dealer markets. See "Investment Vehicle Investments" in the Statement of Additional Information.

The investment vehicles also may employ very high amounts of leverage as a part of their trading strategies. Margin requirements for exchange traded managed futures are set by the exchanges on which the managed futures trade. In general, exchanges will establish higher margin requirements for more volatile trading markets than for less volatile markets. The following table lists a few examples of margin requirements applicable to exchange traded managed futures as of [February 28, 2005]. (The futures contracts expire in March, 2005 with the exception of exude oil which expires in May, 2005.) Margin requirements, including the examples set forth below, are subject to change at any time at the discretion of the relevant exchange.

                        PERMITTED CONTRACT        MARGIN
FUTURES MARKET* RATIO   VALUE                   REQUIREMENT         LEVERAGE

S&P 500                 $  301,025              $  21,500           14.0 to 1
U.S. T-Bond             $  113,094              $  1,700            66.7 to 1
Japanese Yen            $  200,000              $  3,500            57.0 to 1

Crude Oil               $  52,330               $  3,050            17.0 to 1
Gold                    $  43,650               $  2,025            21.5 to 1
Soybeans                $  30,775               $  1,400            22.0 to 1

_________________

* Data for the above table was obtained from Bloomberg By way of comparison, the U.S. margin requirement for stocks in a margin account is 50%, which would permit a leverage ratio of 2:1. The use of leverage has the effect of increasing the volatility of an investment and results in proportionately greater investment returns or losses than if leverage had not been used. See "Risks -- Market and Trading Risks."


This description of investment vehicles and the investment practices they may use is general and is not intended to be exhaustive. Investors must recognize that there are limitations inherent to all descriptions of investment processes due to the complexity, confidentiality and subjectivity of such processes. In addition, the description of virtually every strategy must be qualified by the fact that investment approaches are continually changing, as are the markets invested in by the investment vehicles in which the Fund will invest. See "Investment Vehicle Investments" in the Statement of Additional Information.


RISKS

The net asset value of the Fund's common shares will fluctuate with and be affected by numerous risks, particularly those more fully described below. Each prospective investor should consult his or her own legal, tax and financial advisors regarding the suitability of an investment in the Fund.


FUND RISKS

Both the Fund and the Investment Vehicles in Which it Invests Pay Fees and Expenses. Since all or substantially all of the Fund's assets will be invested in investment vehicles managed by unrelated parties, the investors in the Fund will indirectly bear the fees and expenses charged by those investment vehicles in addition to fees and expenses charged by the Fund.

Managed Futures Industry. Because the Fund seeks to capture the aggregate performance of the global managed futures industry by investing primarily in programs including in the BTOP50 CTA Index, the Fund is likely to experience losses that are correlated with losses by futures and commodity trading advisor programs generally. During periods of adverse performance, the Fund Manager will not manage the Fund's portfolio to mitigate Fund losses.

The Fund's Performance May Not Match the Performance of the Managed Futures Industry or the BTOP50 CTA Index. No assurance can be given that the Fund will achieve its investment objective of capturing the performance of the global managed futures industry as a result of differences between the performance of the global managed futures industry and the BTOP50 CTA Index. In addition, tracking errors between the Fund and the Barclay CTA Index are expected to arise due to a number of reasons, including, but not limited to, the fact that the Fund and its shareholders pay fees and expenses while the BTOP50 CTA Index has none of those fees or expenses and differences in the inclusion criteria for the Fund and for the BTOP50 CTA Index.

Past Performance of the BTOP50 CTA Index Not Predictive of Future Performance. You should not rely for predictive purposes on the record to date of the BTOP50 CTA Index. Likewise, you should not assume that the trading advisors that make up the BTOP50 CTA Index or the Fund's portfolio will in the future create profit, avoid substantial losses or achieve future performance comparable to their past performance. Trading advisors may alter their strategies from time to time, and their performance results in the future may materially differ from their prior trading records. Moreover, the technical analysis employed by many trading advisors may not take into account the effect of economic or market forces or events that may cause losses.

An Investment in the Fund is Not Liquid. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The common shares will not be listed on any exchange. Hence, there is no secondary trading market for the Fund's common shares, and the Fund expects that no secondary market will develop. The Fund's common shares are therefore not readily marketable. Although the Fund expects to make monthly repurchase offers for up to 15% of its outstanding common shares at net asset value attributable to such shares, it is not obligated to make such offers and you may not be able to sell all of the common shares you desire to sell if the number of common shares tendered in connection with a repurchase offer exceeds the number of common shares the Fund has offered to repurchase.

Inconsistent Investment Activities by Different Advisors. Because each trading advisor will trade independently of the others, the trading losses of some trading advisors could offset trading profits achieved by profitable trading advisors. In such a case, any profitable trading advisors would earn performance-based fees even though the Fund as a whole might not be profitable. Different trading advisors might compete for the same investment positions. Conversely, different trading advisors may take opposite positions in the same investments, which may reduce or eliminate the possibility of profits from such trades on an overall basis and would result in transaction costs directly or indirectly for the Fund.

Investments in Leveraged Share Classes of Investment Vehicles Could Result in Increased Losses. To the extent determined by the Fund Manager, in its sole discretion, the Fund will invest in leveraged share classes of investment vehicles, in which case the holder of common shares of the Fund will indirectly bear the additional risk of the Fund suffering a larger investment loss with respect to such investments than the Fund would have suffered had it invested in the unleveraged share classes of such investment vehicles. See " -- Use of Leverage by the Fund May Result in Increased Losses."

Use of Leverage by the Fund to Repurchase Shares May Reduce Performance. If leverage is used to fund investments, share repurchases or distributions, the net asset value of the Fund's common shares will be more volatile, and the yield and total return to common shareholders will be less than if the Fund had not used leverage if the cost of such leverage exceeds the net rate of return on the Fund's investments made with the proceeds of such leverage.

The Fund's Use of Borrowed Funds to Repurchase Shares Will Result in Short-term Leverage Risk and Increased Costs. The Fund expects to fund some or all of its periodic share repurchases through borrowing. Though the Fund expects to pay off such borrowings promptly, it anticipates that it may need to redeem portfolio investments in order to do so. Because the Fund will only be able to redeem its interests in investment vehicles periodically (generally on a monthly basis), the Fund's shareholders generally will bear the risk that the value of the Fund's portfolio investments will decline in value before the Fund can redeem them to repay such borrowings. Accordingly, such borrowings will result in leverage risk to the Fund's remaining shareholders. See " -- Use of Leverage by the Fund May Reduce Performance." The use of borrowed funds to pay for share repurchases will also result in borrowing costs that will be borne by the Fund's remaining shareholders. In addition, the Fund may be subject to redemption fees in connection with the Fund's redemption of portfolio investments if such redemption occurs during an investment vehicle's lockup period (if applicable). The Fund expects that it will be able to negotiate side letters with each investment vehicle in which it would seek to invest that would normally have such fees, as such waivers are normal for institutional investors in the managed futures industry and particularly for investors such as the Fund, which would withdraw only in connection with annual rebalancings or in response to reductions in the Fund's assets. If the Fund is not able to negotiate such side letters, redemption fees usually expire within twelve months on an FIFO basis and range from 1-3% of a fund's assets invested in such program.

Investment in Foreign Securities Results in Additional Risks. Because the Fund will invest substantially all of its assets in securities of foreign corporate issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. For U.S. tax purposes, investments in these issuers may in certain circumstances result in a loss of deductions for the Fund or the realization of ordinary income instead of capital gains.

Currency Hedging; Counterparty Default. Hedging involves special risks including the possible default by the counterparty to the transaction, illiquidity of the foreign exchange ("FX") agreement in the event the need arises to close the FX agreement before its forward date, and the risk of error in establishing the hedging transaction. Hedging involves costs and liabilities which will be borne by the common shareholders of the Fund. With regard to the risk of failure or default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction (which may or may not be meaningful depending on the financial position of the defaulting counterparty). The Fund will seek to minimize the counterparty risk through the selection of creditworthy financial institutions and through the types of transactions employed.

Repurchase Risks. If the Fund repurchases more shares than it issues to new investors during a particular period, the Fund's assets will decrease, its expense ratio may increase and the Fund's ability to achieve its investment objective may be adversely affected at some point due to an inability to qualify to invest in futures and commodity trading advisor programs in which it would otherwise invest. If the Fund uses leverage to fund such repurchases, the repurchase of shares may compound the adverse effects of leverage if the Fund's performance is less than the cost of the leverage.

If the repurchase program is oversubscribed in any month, the Fund will repurchase shares submitted on a pro rata basis, and shareholders will have to wait until the next month to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may seek to sell more shares than they actually wish to have repurchased on a particular repurchase date, thereby increasing the likelihood that proration will occur. In addition, the Fund's net asset value per share may change materially between the date a repurchase offer is made and the due date.

An Investment in the Fund May Not Diversify an Overall Portfolio. If the Fund does not perform in the same manner as the Barclay CTA Index has (that is, on average positively during both bullish and bearish stock markets and with low correlation to the bond markets), you will obtain little or no diversification benefits by investing in the Fund. The Fund may have no gains to offset your losses from other investments, and you may suffer losses on your investment in the Fund at the same time losses on your other investments are increasing. You should therefore not consider the Fund to be a hedge against losses in your core stock and bond portfolios.

Illiquidity of the Fund's Investments May Harm its Ability to Satisfy its Obligations. The Fund may be restricted in its ability to withdraw its investment in investment vehicles and/or experience delays in obtaining its withdrawal proceeds from investment vehicles to meet repurchase requests by shareholders or to pay distributions, expenses or fees.

The Fund Has No Operating History; Potential of Loss. The Fund is a new enterprise with no operating history. There can be no assurance that the Fund will achieve its investment objective or that the strategies described herein will be successful. Given the factors that are described below, it is possible that an investor could suffer a substantial (or total) loss as a result of an investment in the Fund.

Shareholders Have No Right to Take Part in the Management of the Fund or Its Investments. All decisions with respect to the investment of the Fund's assets will be made by the Fund Manager, and shareholders will have no right or power to take part in the management of the Fund. There can be no assurance that the Fund Manager will be successful in managing the Fund. In addition, all decisions with respect to investments made by an investment vehicle will be made by the trading advisor of such investment vehicle and not by the Fund Manager or any shareholder of the Fund. There is no way of predicting how trading advisors will make investments or whether they will act in accordance with the disclosure documents or descriptive materials they have provided to the Fund.

Risk That Early Losses Could Result in Termination of the Fund. If the Fund begins operations under market conditions that result in substantial early losses, the risk of the Fund having to terminate its operations will be substantially increased. Due to the Fund's practice of investing substantially all of its assets in non-U.S. pooled investment vehicles that will be treated as passive foreign investment companies for U.S. federal income tax purposes, the Fund may not be able to utilize in later years all or part of the net loss, if any, it experiences during its first taxable year.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's board of trustees or shareholders to amend the Fund's Agreement and Declaration of Trust. These provisions of the Fund's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Anti-Takeover Provisions."

The Fund May Become Subject to Litigation and Claims. The Fund, the Fund Manager, as well as the trading advisors and pooled investment vehicles, as independent legal entities, may be subject to lawsuits or proceedings by government entities or private parties.

Currency Risk. The net asset value for the Fund will be computed in U.S. dollars. For investors who maintain their net worth in currencies other than the U.S. dollar, there exists a risk of fluctuation between such other currencies and the U.S. dollar that will not be hedged and will, therefore, remain the risk of such investors. The Fund Manager may determine not to seek to hedge currency risks in relation to an investment by the Fund in a non-U.S. dollar denominated interest in an investment vehicle or may be unsuccessful in hedging such currency risks that the Fund does seek to hedge.

Reliance on Barclay Research Group, Ltd. The Barclay database and BTOP50 CTA Index are maintained by Barclay Research Group, Ltd., which is majority owned by its key employee, Sol Waksman, who is responsible for the day-to-day management and operations of Barclay Research Group, Ltd. The Fund will be adversely affected if Barclay Research Group, Ltd. will no longer be able to maintain the Barclay database or the BTOP50 CTA Index for any reason (including the death or disability of Mr. Waksman) unless the Fund changes its inclusion criteria to select managed futures and commodity trading programs included in a different database.

Capacity Restraints of an Investment Vehicle. To the extent any investment vehicle in which the Fund invests for a calendar year cannot take any additional investment by the Fund due to such investment vehicle's capacity restraints or otherwise during such calendar year, the Fund may allocate additional assets otherwise allocable to such investment vehicle to the other investment vehicles in which the Fund has invested at such time and/or other investment vehicles that meet the Fund's inclusion criteria.


TRADING ADVISOR RISKS

The Fund Could Experience Losses if Trading Advisors Are Unable to Successfully Implement Their Trading Systems. The computerized trading systems used by many futures and commodity trading advisors generally rely on trading advisor personnel to accurately process system outputs and execute transactions. In addition, these systems, along with the communications systems upon which they rely, must be properly operated and maintained in order to operate efficiently. Accordingly, the execution and operation of these trading systems are subject to human errors. Failures, inaccuracies or delays in implementing trading systems and executing transactions could impair a trading advisor's ability to identify profit opportunities and benefit from them. It could also result in decisions to undertake transactions based on inaccurate or incomplete information. Such errors could cause substantial losses on transactions which, individually or in the aggregate, could negatively impact the Fund's performance.

The Fund Could Experience Substantial Losses if Trading Systems Fail. Each of a trading advisor's trading activities, including its risk management, depends on the integrity and performance of the computer and communications systems supporting it, including those of third parties such as brokers, counterparties, futures exchanges and data providers. Extraordinary transaction volume, hardware or software systems failure, power or telecommunications failure, a natural disaster or other catastrophe could cause these computer and communications systems to operate at an unacceptably slow speed or even fail. Any significant degradation or failure of these systems may result in substantial losses, which could, individually or in the aggregate, negatively impact the Fund's performance.

Conflicts of Interest Could Result in Losses. The investment vehicles (and their trading advisors) may be subject to numerous actual and potential conflicts of interest which may not be mitigated, or fully mitigated, by the Fund's investment approach. Such risks include, without limitation, that risk that a trading advisor of an investment vehicle will trade excessively, on disadvantageous terms or at disadvantageous rates through or with affiliates of the trading advisor. In addition, many of the trading advisors with which the Fund will invest have not established any formal procedures for resolving conflicts of interest and investors, including the Fund, will be dependent on the good faith of the parties with conflicts to resolve the conflicts equitably. Conflicts of interest to which trading advisors and other parties involved with the operation of investment vehicles are subject may result in losses for the Fund.

Transaction Expenses May Reduce Returns. Trading advisors may make frequent trades. Frequent trades typically result in correspondingly high transaction costs for an investment vehicle, which may reduce returns if such trades are unprofitable.

Performance-Based Fees May Encourage Excessive Risk-Taking. Trading advisors generally will receive performance-based fees. Furthermore, some trading advisors who charge performance-based fees may not be subject to a high watermark method in computing such fees and accordingly will not be required to recoup any losses before receiving any additional performance-based fees. The performance-based fees of trading advisors may create an incentive for trading advisors to engage in investment strategies and to make investments that are more speculative and riskier than would be the case in the absence of such performance-based fees.

Each Trading Advisor Advises Other Clients and May Achieve More Favorable Results for Its Other Accounts. Each of the trading advisors currently manages other trading accounts, and each will remain free to manage additional accounts, including its own accounts, in the future. A trading advisor may vary the trading strategies among its managed accounts or have managed accounts that have cost structures that differ from the cost structure of the Fund's investment vehicle. Consequently, the results any trading advisor achieves for the investment vehicle it manages may not be similar to those achieved for other accounts managed by the trading advisor or its affiliates at the same time. Moreover, it is possible that accounts managed by a single trading advisor or its affiliates may compete with each other for the same or similar positions in the futures and commodity markets and that some of a trading advisor's managed accounts may make trades at better prices than other accounts managed by the same trading advisor.

A trading advisor may also have a financial incentive to favor other accounts because the compensation received from those other accounts exceeds, or may in the future exceed, the compensation that it receives from managing the Fund's investment vehicle. Because records with respect to other accounts are not accessible to investors in the Fund, investors will not be able to determine if any trading advisor is favoring other accounts.

The Fund May Not Be Able to Invest in Certain Offshore Investment Vehicles. To the extent the Fund is unable to invest in the offshore investment vehicle of a trading advisor program included in the Fund's portfolio pursuant to the investment methodology of the Fund for any reason (including any regulatory reasons), the board of trustees of the Fund, with consultation and advice from the Fund Manager, may determine to either not include such trading advisor program in the portfolio of the Fund or invest in the onshore investment vehicle of such trading advisor program.


MARKET AND TRADING RISKS

The investment vehicles in which the Fund will invest are speculative commodity pools that will buy and sell market sensitive instruments for speculative trading purposes. Prices of the underlying commodities, currencies and other instruments are volatile, and market movements are difficult to predict. Accordingly, all of the Fund's assets are subject to the risk of loss. Unlike an operating company, the risk of market sensitive instruments is integral, not incidental, to the Fund's investment vehicles' investments. Market movements result in frequent changes in the fair market value of these investments. The market risk to which these investments are subject is influenced by a wide variety of factors, including the level and volatility of exchange rates, interest rates, equity price levels, the market value of financial instruments and contracts, merger activities, general economic trends, governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, weather and climate conditions, changing supply and demand relationships, changes in balances of payments and trade, U.S. and international rates of inflation, currency devaluations and revaluations and U.S. and international political and economic events, market prices for base and precious metals, energy complexes and other commodities, the diversification effects among the Fund's investments and the liquidity of the markets in which the investment vehicles in which it invests trade.

Investment vehicles in which the Fund invests may rapidly acquire and liquidate both long and short positions in a wide range of different markets. Consequently, it is not possible to predict how a particular future market scenario will affect performance.

The inherent uncertainty of the speculative trading and the recurrence in futures and commodity markets of market movements far exceeding expectations could result in actual trading or non-trading losses by trading advisors far beyond the indicated value at risk or a trading advisor's experience to date. This risk is often referred to as the risk of ruin. The investment vehicles' primary market risk exposures, as well as the strategies used and to be used by the investment vehicles for managing such exposures, are subject to numerous uncertainties, contingencies and risks, any one of which could cause the actual results of an investment vehicle's risk controls to differ materially from the objectives of its risk control strategies. Government interventions, defaults and expropriations, illiquid markets, the emergence of dominant fundamental factors, political upheavals, changes in historical price relationships, an influx of new market participants, increased regulation and many other factors could result in material losses as well as in material changes to the risk exposures and the risk management strategies of investment vehicles. A trading advisor's current market exposure and/or risk management strategies may not be effective in either the short-or long-term and may change materially over time. Therefore, you should be prepared to lose all or substantially all of your investment in the Fund. Some, but not all, of the risks inherent in the Fund's portfolio investments are summarized below.

Analytical Models May Not Work. Many trading advisors employ certain strategies which depend upon the reliability, accuracy and analysis of the trading advisor's analytical models. To the extent their models (or the assumptions underlying them) do not prove to be correct, their investment vehicles may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the judgment of the trading advisor and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the investment vehicle can suffer losses.

There May Be Disadvantages to Making Trading Decisions Based On Technical Analysis. Many trading advisors base their trading decisions primarily on trading strategies that use mathematical analyses of technical factors relating to past market performance. The buy and sell signals generated by a technical, trend-following trading strategy are derived from a study of actual daily, weekly and monthly price fluctuations, volume variations and changes in open interest in the markets. The profitability of any technical, trend-following trading strategy depends upon the occurrence in the future of significant, sustained price moves in some of the markets traded. A danger for trend-following traders is whip-saw markets, that is, markets in which a potential price trend may start to develop but reverses before an actual trend is realized. A pattern of false starts may generate repeated entry and exit signals in technical systems, resulting in unprofitable transactions. In the past, there have been prolonged periods without sustained price moves. Presumably these periods will continue to occur. Periods without sustained price moves may produce substantial losses for trend-following trading strategies. Further, any factor that may lessen the prospect of these types of moves in the future, such as increased governmental control of, or participation in, the relevant markets, may reduce the prospect that any trend-following trading strategy will be profitable in the future. Increased Competition Could Reduce Trading Advisors' Profitability. There has been a dramatic increase over the past 15 to 25 years in the amount of assets managed by trend-following trading systems. Assets in managed futures, for example, have grown from approximately $300 million in 1980 to approximately $131 billion in 2006. This means increased trading competition among a larger number of market participants for transactions at favorable prices, which could operate to the detriment of the Fund by preventing investment vehicles from effecting transactions at desired prices. It may become more difficult for trading advisors to implement their trading strategies if other futures and commodity trading advisors using technical systems are, at the same time, also attempting to initiate or liquidate futures and commodity interest positions.

The Risk Management Approaches By Trading Advisors May Not Be Fully Effective. The mechanisms employed by each trading advisor to monitor and manage the risks associated with its trading activities may not succeed in mitigating all identified risks. Even if a trading advisor's risk management approaches are fully effective, it cannot anticipate all risks that it may face. To the extent one or more of the trading advisors fails to identify and adequately monitor and manage all of the risks associated with its trading activities, the Fund may suffer losses.

Volatility or Absence of Trends Could Harm Performance. Futures markets are highly volatile and can be without sustained movements of prices in one direction, up or down, for extended periods. Such movements may be referred to as trends. A majority of the trading advisors rely on trend-following investment methodologies. The profitability of an investment vehicle of this type will depend to a great extent on:

         o the periodic occurrence of sustained price movements of at least some of the contracts traded by the investment vehicle;

         o the ability of the investment vehicle's trading advisor to analyze the relevant futures and commodity markets; and

         o the ability of the investment vehicle's trading advisor to enter a market while a trend in one direction exists and exit that market with a profit.

Participation in a market that is either volatile or trendless could produce substantial losses for an investment vehicle. Failure of an investment vehicle's trading advisor to identify trends or to exit a market position when a trend matures could also produce substantial losses. These conditions or failures could result in the loss of the entire investment.

Illiquid Markets Could Make It Impossible for the Trading Advisors to Realize Profits or Limit Losses. When the volume of buy and sell orders in a market is small relative to the size of an order that a trading advisor wants to execute for its investment vehicle, it is more difficult to execute the order at the desired price or to exit a losing position. This risk applies to both exchange-traded and non-exchange-traded contracts.

Factors that can contribute to market illiquidity for exchange-traded contracts include:

         o     exchange-imposed price fluctuation limits;

         o limits on the number of contracts speculative trader advisors may hold in most physical commodity markets; and

         o     market disruptions.

Trading advisors expect that non-exchange traded contracts will be traded for futures and commodity interests for which there is generally a liquid underlying market. Such markets, however, may experience periods of illiquidity and are also subject to market disruptions.

Options Can Become Worthless or Impose Unlimited Downside. Trading advisors may engage from time to time in various types of options transactions. An option gives the purchaser the right, but not the obligation, upon exercise of the option, either to buy or sell a specific amount of the underlying item (securities, futures, commodities, etc.) at a specific price (the "strike" price or "exercise" price). To purchase an option, the purchaser must pay a "premium," which usually consists of a single, nonrefundable payment. Unless the price of the item underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the purchaser may lose the entire amount of the premium. Selling options, on the other hand, involves potentially greater risk because the seller is exposed to the full extent of the actual price movement in the underlying item in excess of the premium payment received, which could be unlimited. In addition, some types of options, such as options on futures contracts, are highly leveraged due to the leverage inherent in the underlying asset and accordingly carry the additional risks of leverage. The ability to trade in or exercise options also may be restricted in the event that trading in the underlying item becomes restricted. Options trading may also be illiquid in the event that the options are illiquid.

Short Selling Can Result in Unlimited Losses. Trading advisors may engage in the short selling of managed futures in certain circumstances. Short selling is the selling of managed futures that the seller does not own. If the managed futures are sold short, trading advisors would fulfill their obligations to deliver such managed futures with borrowed managed futures. They would only profit from such a practice if they could fulfill their obligations to the lender with managed futures which they have purchased at a price lower than the price they received for the short sale. If the price of the managed future that has been sold short increases, there is no limit to the loss that could be incurred if the short seller cannot cover its short position by purchasing the managed future. This could happen if other sellers refuse to sell.

Leverage Increases Volatility and Can Reduce Returns. Strategies used by trading advisors may entail the use of extremely high leverage in the commodity pools that the trading advisors manage. Leverage, which can be accomplished in many ways, seeks to capture a multiple of the benefit of increases in the value of the asset invested in by controlling assets whose total value exceeds the amount of equity the investor has invested. However, leverage also has the opposite effect of imposing on the investor a multiple of the losses due to decreases in the value of the asset invested in and can result in rapid and large losses in the investor's equity value. In addition, because the use of leverage multiplies the effect of upward or downward movement in the value of the underlying investment, the use of leverage will result in an investment being more volatile than if leverage had not been used. Many types of managed futures are commonly dealt with in high degrees of leverage and accordingly expose the Fund's portfolio investments to substantial leverage risk. For example, many commodities, currency and futures markets use contracts where the investor (in this case the investment vehicle) posts only 2% to 3% of the price of the underlying item. Other contracts, often privately negotiated, are designed to provide a specified multiple of the upward or downward price changes in the underlying asset. Trading advisors may also leverage the assets of the investment vehicles by borrowing money or entering reverse repurchase agreements and other transactions that produce the same effect.

Non-Exchange Traded Contracts Subject Investment Vehicles to Counterparty Risk. Many of the instruments in which the investment vehicles will invest are unregulated by any government authority and are dealt in bilaterally between the investment vehicle and a counterparty. Instruments dealt in this manner include forward contracts on commodities, currencies and securities, swaps, privately negotiated futures contracts and options and many other types of derivative contracts. In entering into such transactions, an investment vehicle becomes exposed to the risk that its counterparty will default, causing potential loss due to nonpayment and additional potential loss if markets deteriorate before the investment vehicle can enter into offsetting trades or recover collateral or other assets. These risks are greater than in dealing on exchanges, where settlement is guaranteed by the exchange and segregation and other requirements are usually imposed that may facilitate recovery of collateral or other assets easier. In addition, participants in these non-exchange markets have no obligation to continue dealing in any instrument, which would adversely affect liquidity.

New Exchange Traded Instruments May Have a Higher Degree of Illiquidity and Volatility. Traditionally, only those managed futures approved by the CFTC may be traded on U.S. futures exchanges. Likewise, foreign regulatory authorities are typically required to authorize the trading of new managed futures on foreign exchanges. Periodically, the CFTC or other foreign regulatory authorities may designate additional managed futures as approved contracts. If any trading advisor with which the Fund has invested determines that it is appropriate to trade in a new managed future, it may do so. Because these managed futures will be new, the trading strategies of the trading advisors may not be applicable to, or advisable for, these managed futures. The markets in new managed futures, moreover, have been historically both illiquid and highly volatile for some period of time after the managed future begins trading. These managed futures therefore present significant risk potential.

The above risks are particularly applicable to the markets for security futures contracts. Security futures contracts are a new class of financial instruments that allow the trading of futures contracts on individual U.S. equity securities or on narrow-based stock indices, which are indices made up of a small group of stocks that allow an investor to take a position in a concentrated area of the equities market. Security futures contracts have only been trading in the United States since November 2002, and the markets for these contracts generally have been characterized by very limited volumes when compared to futures and commodity markets generally. As a result, a trading advisor that trades security futures contracts for an investment vehicle could at times find it difficult to buy or sell a security futures contract at a favorable price, which could result in losses to the investment vehicle.

Use of Derivatives May Increase the Foregoing Risks. Some or all of the investment vehicles will be permitted to invest in complex derivative instruments which seek to modify or replace the investment performance of particular securities, commodities, currencies, interest rates, indices or markets on a leveraged or unleveraged basis. These instruments generally have counterparty risk and may not perform in the manner expected by the investment vehicle, thereby potentially resulting in greater loss. These investments are all subject to additional risks that can result in a loss of all or part of an investment such as interest rate and credit risk volatility, world and local market price and demand, and general economic factors and activity. Derivatives may have very high leverage embedded in them which can substantially magnify market movements and result in losses greater than the amount of the investment. Some of the markets in which the investment vehicles effect derivative transactions are over-the-counter or interdealer markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of exchange-based markets. This exposes the investment vehicles that use these instruments to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.

Failure of Brokerage Firm or Futures Exchange. The Commodity Exchange Act requires a futures commodity merchant ("FCM") to segregate all funds received from such FCM's customers in respect of regulated futures transactions from such

FCM's proprietary funds. If a FCM for an investment vehicle were not to do so to the full extent required by law, the assets of the investment vehicle might not be fully protected in the event of the bankruptcy of that FCM and the investment vehicle would be limited to recovering only a pro rata share of all available funds segregated on behalf of that FCM's combined customer accounts, even though certain property specifically traceable to the investment vehicle (for example, U.S. Treasury Bills deposited by the investment vehicle) was held by that FCM. In the event of the bankruptcy or insolvency of an exchange or an affiliated clearinghouse, the investment vehicle might experience a loss of funds deposited through its brokers as margin with the exchange or affiliated clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions.

Investing in Foreign Markets Imposes Various Risks. Many foreign exchanges are less regulated than U.S. markets and trading is subject to exchange rate, market practice and political risks. Trading on many foreign exchanges involves some risks that trading on U.S. exchanges does not, such as:

         o Lack of investor protection regulation. The rights of an investment o vehicle in the event of the insolvency or bankruptcy of a non-U.S. market or broker are likely to differ from rights that the investment vehicle would have in the U.S. and may be more limited than in the case of failures of a U.S. market or broker.

         o Possible governmental intervention. A foreign government might halt trading in a market and/or take possession of an investment vehicle's assets maintained in its country in which case the assets may never be recovered. Trading advisors might have little or no notice that such events were happening. In such circumstances, trading advisors may not be able to obtain the investment vehicle's assets.

         o Relatively new markets. Some foreign exchanges on which investment vehicles trade may be in developmental stages so that prior price histories may not be indicative of current or future price patterns.

Regulation of the Futures Markets is Extensive and Constantly Changing; Future Regulatory Developments Are Impossible to Predict, But May Significantly and Adversely Impact the Fund. The futures, options on futures and security futures markets are subject to comprehensive statutes, regulations and margin requirements. Recent legislation has created a new multi-tiered structure of exchanges in the United States subject to varying degrees of regulation, and rules and interpretations regarding various aspects of this new regulatory structure have only recently been proposed or finalized. Traditional futures exchanges, which are now called designated contract markets, are now subject to more streamlined and flexible core principles rather than the prior statutory and regulatory mandates. However, with respect to these traditional futures exchanges, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government and judicial action. In addition, various national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on the Fund is impossible to predict and could be substantial and adverse.

Speculative Position Limits and Daily Price Fluctuation Limits May Alter Trading Advisor Decisions. The CFTC and U.S. exchanges have established limits, known as speculative position limits, on the maximum net long or net short positions that any person may hold or control in certain futures and options on futures contracts. Most exchanges also impose limits, known as daily limits, on the amount of fluctuation in certain futures and options on futures contracts in a single trading day. All accounts controlled by a particular trading advisor are combined for speculative position limit purposes. If positions in those accounts were to approach the level of the particular speculative position limit, or if prices were to approach the level of the daily limit, these limits could cause a modification of a trading advisor's trading decisions or force liquidation of certain futures or options on futures positions or require them to forego profitable trades or strategies.


INVESTMENT SECTOR RISKS

The investment vehicles in which the Fund will invest are also subject to risks associated with the market sectors in which they invest. Some, but not all, of the potential market sector risks are summarized below.

Currencies. Investment vehicles may have exposure to exchange rate fluctuations, including to fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Such fluctuations may be influenced by interest rate changes as well as political and general economic conditions. Investment vehicles may trade in a large number of currencies, including cross-rates--i.e., positions between two currencies other than the U.S. dollar.

Indices. Investment vehicles may have exposure to various indices through index futures and options thereon. Such futures contracts expose an investment vehicle to equity risk, including the risk of adverse price trends or static markets in indices in which the investment vehicle has invested. (Static markets would not cause major market changes but would make it difficult for an investment vehicle to avoid numerous small losses.)

Metals. Investment vehicles that invest in metals will have market exposure with respect to fluctuations in the price of those metals.

Agricultural Commodities. An investment vehicle may have exposure to agricultural commodity price movements, which are often directly affected by changes in weather and political conditions. Such commodities may include, among others, grains, coffee, sugar, cotton, cocoa, live animals, orange juice and the soybean complex.

Energy. Energy market exposure includes exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide.

THE FUND MANAGES RISK MAINLY THROUGH DIVERSIFICATION

The Fund's risk management relies mainly on the diversification of its portfolio investments across the managed futures and commodity industry through its investment approach and its trading advisor program inclusion criteria. See "The Fund's Investments -- Investment Policies." The Fund generally rebalances its portfolio annually and does not actively manage risks associated with its investments. The Fund Manager's program inclusion criteria would permit it to withdraw from an investment vehicle whose trading advisor is alleged to have engaged in fraud or to have become subject to adverse self-regulatory, regulatory or judicial action. However, the Fund Manager will not, and generally will not be able to, prevent, detect before public announcement or avoid fraud by a trading advisor or adverse impact to the Fund from a trading advisor's regulatory problems. The Fund may remove a trading advisor program and withdraw its interest prior to the normal rebalancing date if the Fund Manager determines, after reviewing information from the Industry Consultant and any recommendations of the board of trustees, that the trading advisor has experienced such a reduction in assets that it is no longer in the group of trading advisor programs that, taken in descending order, comprise 80% of the assets under management in the futures and commodity trading advisor programs included in the Barclay database or if the Fund Manager determines, after reviewing information from the Industry Consultant, that the Fund should not continue to invest in such trading advisor program due to regulatory, operational or other concerns.


MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

The board of trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Fund Manager. There are three (3) trustees of the Fund, one (1) of whom is an "interested person" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five (5) years are set forth under "Management of the Fund" in the Statement of Additional Information.

The board of trustees is responsible for reviewing the allocation and reallocation of the Fund's investment portfolio among investment vehicles for conformity to the inclusion criteria and may make recommendations to the Fund with respect to whether a trading advisor is a qualified trading advisor for purposes of the inclusion criteria. The board of trustees also regularly reviews the Fund's portfolio of investment vehicles and their respective trading advisors and may conduct a formal review of any trading advisor and/or investment vehicle in conjunction with the Fund Manager. The board of trustees will review the criteria for investment by the Fund with regard to each trading advisor program. The board of trustees may also review the effectiveness of the Fund Manager's inclusion criteria.


FUND MANAGER

Asset Alliance Advisors, Inc., 800 Third Avenue, New York, New York 10022, a Delaware corporation established on September 22, 1997 (the "Fund Manager"), has been retained by the Fund to manage the assets of the Fund pursuant to a management agreement that will commence as of the date the initial offering is completed. The Fund Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered with the U.S. Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA") as a commodity pool operator (a "CPO") and a commodity trading advisor (a "CTA") and serves in such capacities for the Fund. The Fund Manager is a wholly-owned subsidiary of Asset Alliance Corporation, a Delaware corporation established on February 1, 1996. Asset Alliance Corporation is a multi-faceted global investment management firm, specializing in alternative investment management.

The Fund's portfolio managers are Bruce H. Lipnick and Elliot Noma, Ph.D. Mr. Lipnick has been the President, Chief Executive Officer and Chairman of the Board of Directors of Asset Alliance Corporation and the Adviser since inception in 1996. Mr. Nomo has been a Senior Vice President and Chief Risk Officer of Asset Alliance Corporation and the Adviser since 2003 and from 2000 to 2003 was Senior Risk Analyst, Fixed Income, for Merrill Lynch Investment Managers. The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and their ownership of securities of the Fund.


INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Fund Manager and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Fund Manager a fee payable monthly in arrears no later than seven (7) calendar days after each month end at an annual rate equal to 1.00% of the month end value of the Fund's total assets (the "Management Fee"). The Fund will also reimburse the Fund Manager for certain expenses the Fund Manager incurs in connection with performing certain services for the Fund. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Fund Manager who devote substantial time to Fund operations may be reimbursed to the Fund Manager. During periods in which the Fund elects to use leverage through borrowings, the fee paid to the Fund Manager will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's total assets, which include those assets purchased or maintained with leverage. The Fund Manager is responsible for paying the service fees of the Industry Consultant. A discussion regarding the basis for the board of trustees approving the investment management agreement will be available in the Fund's semiannual report for the Fund's fiscal period ending April 30.


PAYMENT OF ORGANIZATIONAL AND OTHER EXPENSES

The Fund Manager will pay the initial offering costs of the Fund on behalf of the Fund, which are expected to total approximately $308,000. The Fund has agreed to reimburse the Fund Manager for these costs over a 12 month period after the initial offering. The Fund Manager will pay the organizational expenses, which are expected to total $16,000. The Fund will pay the ongoing offering costs.

In addition to the offering costs and Management Fee, the Fund pays all other costs and expenses of its operations, including compensation and expenses of its trustees (other than those affiliated with the Fund Manager), custodian, administrator, the Due Diligence Consultant and transfer and dividend disbursing agent, legal fees, shareholder servicing fees, leverage expenses, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. In addition, the investment vehicles in which the Fund invests will charge the Fund their respective fees and expenses (which may include, without limitation, asset-based and performance-based fees). These fees and expenses will be borne indirectly by the common shareholders of the Fund.


INDUSTRY CONSULTANT

The Fund Manager has retained Barclay Research Group, Ltd., 2094 185th Street, Suite 3A, Fairfield, Iowa 52556, an Iowa corporation established in 1988, (the "Industry Consultant") to provide trading advisor data, investment vehicle data, managed futures industry data and related informational services to the Fund Manager. The Industry Consultant is an affiliate of Barclay Trading Group, Ltd., 2094 185th Street, Suite 1B, Fairfield, Iowa 52556, ("Barclay and, together with the Industry Consultant, the "Barclay Group"). The Barclay Group has developed and maintains the Barclay CTA Index, utilized by the Fund. The data for the Barclay CTA Index is taken from the Barclay database maintained by the Barclay Group. Barclay is registered with the NFA. The Fund Manager pays Barclay Research monthly in arrears for its services at an annual rate equal to 0.25% of the month end value of the Fund's total assets.


DUE DILIGENCE

The Fund Manager performs due diligence functions on each trading advisor and trading advisor program selected for inclusion in the Fund's portfolio, including, but not limited to:

         o conducting onsite inspections of, or telephone interviews with key personnel of, the trading advisors;

         o reviewing regulatory filings made by the trading advisors and the relevant trading advisor programs;

         o reviewing disclosure documents of the trading advisors and offering documents of the relevant trading advisor programs;

         o reviewing performance data and financials of the relevant trading advisor programs;

         o obtaining due diligence questionnaires from the trading advisors; and

         o     reporting its findings to the Fund Manager.

The Fund or the Fund Manager may also utilize, at the Fund's expense, the services of one or more due diligence consultants to perform all or part of these services.


REPURCHASES

To provide you with a degree of liquidity, and the ability to receive up to net asset value on a disposition of your common shares, the Fund expects to repurchase up to 15% of its common shares each month, subject to a maximum of

25% in any three consecutive months. The Fund expects to commence repurchases approximately two months after the initial offering is completed. The Fund is not obligated to repurchase shares and the trustees will review the Fund's repurchases periodically to determine whether repurchase offers are in the best interest of the Fund's shareholders.


PERIODIC TENDER OFFERS

The Fund expects to repurchase shares primarily through periodic tender offers expected to be made monthly. The terms of each offer will be published or sent (by mail, email or website posting as applicable) to investors. Your selected broker or dealer may require additional time to process any repurchase request by you, and to credit your account with the proceeds of any repurchased shares. You will be able to obtain current estimated net asset values on a daily basis by calling the Fund at (800) 226-6477 or on the Internet at the Fund's website at http://www.assetalliance.com. You may withdraw your tender in writing at any point on or before the last day of the offer. However, if you or your broker or dealer fail to submit a withdrawal request on or prior to the withdrawal deadline, your intention to withdraw your tender will not be honored and your tendered shares may be sold back to the Fund. You should be sure to advise your broker or dealer of your intentions in a timely manner. To facilitate your decisions, the Fund will post the withdrawal deadline for each offer on the Fund's website as well as in the tender offer materials. The Fund will purchase shares at net asset value (less any applicable repurchase fee as discussed below) determined as of the last day of the tender offer and will make payment to your broker within seven to ten calendar days after the pricing date. There is no minimum number of shares that must be offered before the Fund will honor proper tenders. In the event shareholders wish to sell more shares than the Fund is prepared to purchase, the Fund will repurchase shares on a pro rata basis. All tender offers will be conducted in accordance with the applicable federal tender offer rules.

If any shares that you wish to sell are not repurchased because of proration, you will have to wait until the next tender offer, and your subsequent tender of shares will not be given any priority over other shareholders' tenders. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased. In anticipation of the possibility of proration, some shareholders may seek to sell more shares than they wish to have repurchased, thereby increasing the likelihood of proration.


THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO SELL AS MANY OF YOUR SHARES AS YOU DESIRE.

The Fund is currently in discussions with the staff of the SEC regarding modifications of certain of the timing requirements normally applicable to tender offers in order to facilitate and simplify the Fund's proposed monthly tender offer program. There is no assurance that the Fund will obtain the relief requested. If the Fund obtains the requested modifications, the following additional features would be in effect for the monthly tender offers.

First, each tender offer would commence on the first day of the month and terminate on the last business day of the month. Second, in connection with the Fund's proposed repurchases, you or your broker will need to communicate in writing to the Fund not later than the 20th day of a month (the "due date") how many shares you intend to tender for repurchase at the end of the following month. If you or your broker or dealer fail to submit your indication in good order by the due date or fail to tender your shares during the following month's tender offer, you will be unable to sell any of your shares back to the Fund until you have submitted a new indication of interest and completed your tender. You may not tender more shares than you have indicated in the indication of interest you provided prior to the due date. To facilitate your decisions, the Fund will post the due date and withdrawal deadline for each offer on the Fund's website as well as in the tender offer materials.

If the Fund does not obtain the requested timing modifications, each tender offer will commence at the beginning of the month but, due to the normal requirement that tender offers remain open for 20 business days, offers for some months may not terminate until early the following month due to the timing of weekends and holidays. In addition, if the Fund does not obtain the requested timing modifications, you will not be required to indicate during the prior month your level of interest in tendering shares and the amount of shares you may tender will not be limited by any indication you provided. The other features of the tender offers would remain as set forth in the first paragraph above.


DETERMINATION OF REPURCHASE PRICE

The Fund's net asset value per share may change materially during a month, including during the days immediately before or after the pricing date. The method by which the Fund calculates net asset value is discussed under the caption "Net Asset Value."


OTHER REPURCHASE MATTERS

The Fund believes that repurchase opportunities will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or short-term borrowings which will be repaid with the proceeds of sales of portfolio securities. However, the repurchase of shares by the Fund will decrease the assets of the Fund unless the Fund sells additional shares or borrows (other than on an interim basis) the amount of the repurchase price. If the Fund borrows to finance repurchases, interest on that borrowing may negatively affect shareholders who do not tender their shares inasmuch as the Fund's expenses will increase and income per share will decrease unless the Fund recognizes appreciation or other income at a rate higher than the interest rate payable on such borrowings. In addition, because the Fund will only be able to redeem its interests in investment vehicles periodically (on a monthly or quarterly basis), the Fund's shareholders generally will bear the risk that the value of the Fund's portfolio investments will decline in value before the Fund can redeem them to repay interim borrowings. Accordingly, such borrowings will result in leverage risk to the Fund's remaining shareholders. The Fund intends to continuously offer its shares, which may alleviate potential adverse consequences of repurchase offers, but there is no assurance that the Fund will be able to sell additional shares or sell them in sufficient quantity to fully fund the share repurchases.

Repurchase opportunities provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase opportunities at net asset value may not alleviate such discount.

Repurchase of the Fund's shares through repurchase offers will reduce the number of outstanding shares and, depending upon the Fund's investment performance and its ability to sell additional shares, its net assets.

In addition, the repurchase of shares by the Fund will be a taxable event to selling shareholders. For a discussion of these tax consequences, see "U.S. Federal Income Tax Matters."


NET ASSET VALUE

The net asset value of the common shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets on the last business day of the month and may also be computed at other times. Estimated net asset value per common share will be determined daily at the end of each business day and posted on the Fund's web site. For this purpose, "business day" means each day that the New York Stock Exchange is open for business. The Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued interest, or dividends payable on any leverage incurred by the Fund and the principal or liquidation preference thereof) from the Fund's total assets (the value of the assets, including interest and dividends accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

Any securities or other assets held by the Fund for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's board of trustees. Substantially all of the Fund's investments in investment vehicles will be valued in this manner. In view of the periodic liquidity available to the Fund in respect of these investments, the board of trustees has authorized the Fund Manager to value these investment vehicles on the basis of net asset values provided by the trading advisors of such investment vehicles, which may include estimated values provided by the trading advisors or values derived from daily profit estimates provided by the trading advisors.

As a general matter, the fair value of the Fund's investment in an investment vehicle will represent the amount that the Fund could reasonably expect to receive from that investment vehicle if the Fund's investment was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an investment vehicle does not report a value to the Fund on a timely basis, the Fund would determine the estimated fair value of such investment vehicle based on the most recent value reported by the trading advisor program, as well as any other relevant information available at the time the Fund values its portfolio.

The Fund's valuation procedures require the Fund Manager to consider all relevant information available at the time the Fund values its portfolio. The Fund Manager and/or the board of trustees will consider such information, and may conclude in certain circumstances that the information provided by the trading advisor of an investment vehicle does not represent the fair value of the Fund's investment in the investment vehicle. Although redemptions of shares in investment vehicles are subject to advance notice requirements, investment vehicles will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the investment vehicle would have effected a redemption if any such requests had been timely made or if, in accordance with the investment vehicle's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by its board of trustees, in the absence of specific transaction activity in shares in a particular investment vehicle, the Fund would consider whether it was appropriate in light of all relevant circumstances, to value such a position at the amount reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported amount. In accordance with accounting principles generally accepted in the United States of America and industry practice, the Fund may not apply a discount in cases where there was no contemporaneous redemption activity in a particular investment vehicle. In other cases, as when an investment vehicle imposes extraordinary restrictions on redemptions, the Fund may determine that it would be appropriate to apply a discount to the net asset value of the investment vehicle. Any such decision would be made in good faith, and subject to the review and supervision of the board of trustees.

The valuations reported by the trading advisors of the investment vehicles, upon which the Fund bases daily estimates of its net asset value and calculates the month-end net asset value and net asset value per share, may turn out to be lower or higher than the amount that would result from more complete information available at a later date. For example, fiscal year-end net asset value calculations are audited by the investment vehicles' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether they would have increased or decreased the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the Fund's net asset value or the amount of the repurchase proceeds received by shareholders of the Fund who had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the trading advisors or revisions to net asset value of an investment vehicle would have adversely affected the Fund's net asset value had the information been known at the time of the Fund's valuation, the Fund may take such information into account in subsequent net asset valuations and the Fund's utilization of such information may adversely affect the valuation of the outstanding shares. In addition, the net effect to the remaining shareholders may be that their shares are worth less than the amount they would have been worth if the Fund had had such information at the time it determined the net asset valuation on the basis of which shares were repurchased. Conversely, any increases in the net asset value per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a net asset value per share lower than the adjusted amount. The same principles apply to the purchase of shares such that new shareholders may be affected in a similar way.

The procedures approved by the board of trustees provide that, where deemed appropriate by the Fund Manager and consistent with the Investment Company Act, investments in investment vehicles may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Fund Manager, in accordance with procedures approved by the board of trustees, determines in good faith best reflects approximate market value. The board of trustees will be responsible for ensuring that the valuation policies utilized by the Fund Manager are fair to the Fund and consistent with applicable regulatory guidelines.

Expenses of the Fund, including the Fund Manager's investment management fee and the costs of any borrowings, are accrued on a monthly basis and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the board of trustees, the Fund Manager, or the trading advisors to the investment vehicles should prove incorrect.


DISTRIBUTIONS

The Fund intends to pay ordinary income dividends and capital gain dividends, if any, on an annual basis to the extent necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Code, and minimize U.S. federal income and excise taxes. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Shareholders will automatically have all ordinary income dividends and capital gain dividends reinvested in common shares of the Fund issued by the Fund in accordance with the Fund's automatic reinvestment plan unless an election is properly made by the shareholder to receive cash. See "Automatic Reinvestment Plan."


AUTOMATIC REINVESTMENT PLAN

The automatic reinvestment plan is applicable to all holders of the Fund's common shares who do not take appropriate steps to avoid reinvestment under the automatic plan of both ordinary income dividends and capital gain dividends. You may elect to:

         o receive both ordinary income dividends and capital gain dividends in cash.

Your ordinary income dividends and capital gain dividends will be automatically reinvested in shares of the Fund if you do not complete and execute and have notarized forms that may be obtained from the Fund.

Shares will be issued to you at their net asset value on the ex-dividend date; there is no distribution or sales charge or other charge for reinvestment. You are free to change your election at any time by contacting your broker or dealer, who will inform the Fund. Your executed change of election forms must be received by the Fund before the ordinary income dividend and capital gain dividend record date to be effective for that ordinary income dividend and capital gain dividend. The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the net asset value next computed after the monthly date for accepting orders during the month in which the check is cancelled.

DESCRIPTION OF SHARES


COMMON SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware and governed by an Agreement and Declaration of Trust dated as of May 12, 2003. The Fund is authorized to issue an unlimited number of common and preferred shares of beneficial interest, par value $.001 per share. Subject to applicable law, including compliance with the Investment Company Act, such shares may be issued in an unlimited number of series and classes. Each common share has one vote on all matters submitted for their approval and, when issued and paid for in accordance with the terms of this offering, will be fully paid, allocable to such shareholder and non-assessable. The holders of common shares of any series will not be entitled to receive any distributions from the Fund unless all accrued dividends and interest and dividend payments with respect to the Fund's leverage applicable to such series, if any, have been paid, unless certain asset coverage tests required by the Investment Company Act with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless any applicable asset coverage and other requirements imposed by any rating agencies rating (at the Fund's request) any debt or preferred shares issued by the Fund have been met. No series or class of shares has preemptive rights to acquire any other shares. The Fund will send annual and semi-annual reports, including financial statements, to holders of its shares.

The holders of common shares have no right to vote on any matter except as required under the Investment Company Act, the Fund's Agreement and Declaration of Trust and Bylaws and resolutions adopted by the trustees. The board of trustees may amend the Agreement and Declaration of Trust without shareholder approval to change the name of the Fund or any class or series, to make any change that does not adversely affect the relative rights or preferences of any class or series of shares or to conform the Agreement and Declaration of Trust to the requirements of the Investment Company Act or any other applicable law.

Net asset value will be reduced immediately following the offering of common shares to reflect the organizational expenses payable by the Fund. Following the offering of common shares, and periodically thereafter, net asset value also will be reduced to reflect the amount of initial offering expenses reimbursable to the Fund Manager by the Fund. See "Management of the Fund -- Payment of Organizational and Other Expenses." The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to seek to sell them back to the Fund soon after purchase. If you sell your common shares back to the Fund within 12 full calendar months of purchasing them, you may be charged an applicable repurchase fee. See "Repurchases -- Repurchase Fee."

The Fund currently has no intention to issue preferred shares. If it were to issue preferred shares, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any preferred shares would be entitled to receive a liquidating distribution in preference to the common shares equal to the liquidation preference and any accumulated and unpaid dividends on the preferred shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees would be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares would have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and
(ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Anti-Takeover Provisions." As a result of these voting rights, the Fund's ability to take any such actions could be impeded to the extent that there are any preferred shares outstanding.


ANTI-TAKEOVER PROVISIONS

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Fund is not required, and does not intend, to hold annual shareholder meetings. Special shareholder meetings may be called from time to time by the board of trustees.

The Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's board of trustees followed by the favorable vote of the holders of at least 80% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         o the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan) that would increase the percentage of the aggregate net asset value of the Fund attributable to all shares held by such Principal Shareholder and such increased percentage would be more than 20% or, if such issuance to such Principal Shareholder is approved by at least 80% of the trustees (other than any trustee that is affiliated or has any business or professional relationship with any Principal Shareholder), 40%, of such aggregate net assets;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $5,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $5,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; and

         o the purchase by the Fund or any person controlled by the Fund of any common shares of the Fund from such Principal Shareholder or any person to whom such Principal Shareholder shall have transferred such common shares other than pursuant to a tender offer available to all shareholders of the same class or series in which such Principal Shareholder or transferee tenders no greater percentage of its shares of such class or series than are tendered by all other shareholders of such class or series in the aggregate.


To merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund's property, or to convert into another form of organization, the Fund's Agreement and Declaration of Trust requires the favorable vote by two thirds of the board of trustees then in office followed by the favorable vote of the holders of not less than 75% (or a majority if the entity resulting from such transaction contains substantially the same provisions of certain sections of the Fund's Agreement and Declaration of Trust) of the shares outstanding of each affected class or series of the Fund, voting separately as a class or series.

To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of two thirds of the board of trustees then in office followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. In connection with any such conversion, it is likely that the Fund's investment policies and strategies would have to be substantially modified to assure sufficient portfolio liquidity. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The board of trustees believes, however, that the closed-end structure is necessary in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.

To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a two thirds of the board of trustees then in office followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless the Fund has less than $10 million in net assets and such liquidation has been approved by at least 80% of the trustees then in office (other than any trustee that is affiliated or has any business or professional relationship with any Principal Shareholder), in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund will be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each series of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Fund's Agreement and Declaration of Trust with respect to any series of shares. If a separate vote is required, the applicable proportion of shares of the series, voting as a separate series, also will be required.

To amend any of the provisions with respect to the shareholder voting requirements described above, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees then in office, followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected series of the Fund.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.


U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to the Fund and to a shareholder who purchases, owns and disposes of common shares of the Fund. This summary does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws. This summary is limited to persons who will hold common shares of the Fund as capital assets (generally, assets held for investment). This summary is based on the Code, Treasury Regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretation by the courts or the IRS, possibly on a retroactive basis. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders. No ruling has been or will be obtained from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, each prospective investor must consult its own tax adviser with respect to the particular U.S. federal income tax consequences to it of the purchase, ownership and disposition of common shares of the Fund, as well as the applicability and effect of any state, local and foreign tax laws. A more complete discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

Fund Consequences

The Fund intends to elect and to qualify annually for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify, the Fund must satisfy certain income, asset diversification and distribution requirements. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below), reduced by deductible expenses), the Fund will not be required to pay U.S. federal income tax on any income distributed to its shareholders. The Fund will not be subject to U.S. federal income tax on any net capital gains (which consist of the excess of net long-term capital gain over net short-term capital loss) distributed to its shareholders. The Fund may retain for investment its net capital gain and pay corporate income tax on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain their share of such undistributed capital gain and (2) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (2) of the immediately preceding sentence. The Fund intends to make distributions of its investment company taxable income and net capital gains each year in the amounts necessary to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes. The Fund will invest substantially all of its assets in equity securities of foreign corporate issuers. The Fund anticipates that substantially all of the foreign corporate issuers in which it invests will be treated as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.

If the Fund makes an election to treat the PFIC as a "qualified electing fund" (a "QEF Election"), the Fund would be taxed currently on the PFIC's income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a pooled investment vehicle and the pooled investment vehicle complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the pooled investment vehicle's ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the pooled investment vehicle is a PFIC, regardless of whether the Fund receives distributions from the pooled investment vehicle. The Fund believes that such income and gain inclusions resulting from a QEF Election constitute qualifying income for purposes of the income requirement applicable to regulated investment companies under Subchapter M of the Code. By reason of such inclusions, the Fund would be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains, possibly without a corresponding receipt of cash. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such deemed distributed income. Because some of the pooled investment vehicles in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund's pro rata share of the pooled investment vehicle's ordinary income will be higher than it would be if the pooled investment vehicle had not deferred the payment of such fees. A QEF Election is subject to a number of specific rules and requirements, and not all of the pooled investment vehicles in which the Fund may invest may provide their investors with the information required to satisfy the reporting requirements necessary for the Fund to make a QEF Election.

In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a "Mark-to-Market Election"). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. Unlike in the case of a QEF Election, under a Mark-to-Market Election the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year and will be required to include in the Fund's net investment income the positive difference, if any, between the fair market value of shares as of the end of the Fund's taxable year and the adjusted basis of such shares. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund's hands. Thus, unlike the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such recognized income. The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the pooled investment vehicle as of the end of the Fund's taxable year, but only to the extent of any net mark-to-market gains included in the Fund's income for prior taxable years.

The Fund intends to borrow funds or to redeem a sufficient amount of its investments in pooled investment vehicles that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.

In the event that the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an "excess distribution" (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund's holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge (which would be reflected in the Fund's net asset value as if the PFIC stock were sold on the date of determination of the Fund's net asset value) computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this "excess distribution" regime.


Shareholder Consequences

Dividends paid by the Fund from its investment company taxable income (referred to as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Fund's earning and profits. Distributions paid by the Fund from its net capital gains (referred to as "capital gain dividends"), including any undistributed capital gains credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder. The Fund will provide its shareholders with a written notice each year designating the amount of any ordinary income dividends, capital gain dividends or undistributed capital gains and other distributions.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. In general, distributions from the Fund's pooled investment vehicles will not be eligible for the corporate dividends received deduction. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

The Fund is required in certain circumstances to backup withhold at the rate of 28% (through 2010) on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and make certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted basis in the shares sold and the amount received. The gain or loss will be a capital gain or loss and will be long-term gain or loss if the shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that, in connection with an offer by the Fund to repurchase shares, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The U.S. federal income tax consequences of an offer by the Fund to repurchase shares will be disclosed in the documents relating to the offer. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gains) by the shareholder. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the maximum U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. Capital gain dividends paid by the Fund should be eligible for the reduced rates applicable to long-term capital gains. The reduced rates applicable to long-term capital gains will also apply to capital gains realized by shareholders who sell common shares of the Fund that they have held for more than one year. The reduced rates for "qualified dividend income" are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF Election with respect to a PFIC and (iii) ordinary income from a Mark-to-Market Election with respect to a PFIC. Because the Fund intends to invest substantially all of its assets in PFICs, ordinary income dividends paid by the Fund are generally not expected to be eligible for the reduced rates applicable to "qualified dividend income" regardless of whether the Fund makes the QEF Election, the Mark-to-Market Election or no such election.

Pursuant to Code Section 67(a), the miscellaneous itemized deductions of an individual taxpayer will be allowed as a deduction only to the extent that such miscellaneous itemized deductions exceed 2% of the taxpayer's adjusted gross income for U.S. federal income tax purposes (generally, gross income less trade or business expenses). Section 67(c) of the Code provides that, pursuant to Treasury Regulations, the limit on such itemized deductions will (other than a shareholder who is a nonresident alien individual and whose income from the Fund is not effectively connected with the conduct of a trade or business within the United States), to a certain extent, apply to a shareholder of a regulated investment company as if the shareholder had earned his share of the regulated investment company's income and incurred his share of the expenses of the regulated investment company directly. The 2% floor on itemized deductions does not apply to a "publicly offered regulated investment company." A publicly offered regulated investment company is a regulated investment company whose shares are either (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market or (3) held by at least 500 persons at all times during the taxable year. Because the Fund expects to commence a continuous public offering of its common shares no later than one month after completion of the initial offering, the Fund believes that it will qualify as a publicly offered regulated investment company. There can be no assurance that the Fund will offer its shares on a continuous basis or, if so offered, that it will do so indefinitely. If the Fund does not qualify as a publicly offered regulated investment company, the 2% floor on itemized deductions will apply to shareholders of the Fund with respect to Fund expenses (which, although not clear under applicable law, may include the Fund's share of expenses of a PFIC for which the Fund has made a QEF Election). As a result, each shareholder would be treated, pursuant to applicable Treasury Regulations, as including both an amount of income (as an ordinary income dividend) and an expense, which must be claimed subject to the above-described limitations, equal to a portion of the Fund's expenses. The impact of this provision upon a shareholder of the Fund, if it were to apply, depends not only upon the shareholder's allocable share of the Fund's income and expenses but also upon the shareholder's income and expenses from other sources. Each shareholder should consult his own tax adviser regarding the potential application of Code
Section 67 and other provisions of the Code that limit the deduction of itemized deductions by individuals.

Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their own tax advisers concerning the tax consequences to them of an investment in shares of the Fund.


HOW TO PURCHASE SHARES


INITIAL OFFERING

Common shares of the Fund will be offered during the initial offering through Asset Alliance Investment Services, Inc. (the "Distributor") as principal distributor and through selected selling agents. The Fund is offered only to participants in wrap fee and advisory programs, in which the manager and sponsor receive compensation only from the client. The Fund anticipates that the initial offering will end on or about June 1, 2007. The common shares are offered at $1000 per share.

The Fund must receive your payment for shares purchased in the initial offering by May 23, 2007, unless the offering is extended by the Fund. You should consult with your broker or dealer to ensure that this deadline is met.

The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

No market currently exists for the Fund's shares. The Fund's shares will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its shares. Neither the Fund Manager nor any broker or dealer known to the Fund Manager, intends to make a market in the Fund's shares.

The Fund has agreed to indemnify the Distributor and certain selected selling agents against certain liabilities, including liabilities under the Securities Act of 1933.


CONTINUOUS OFFERING

After the completion of the initial offering, the Fund expects to commence a continuous public offering of its common shares. The Fund will be offered only to participants in wrap fee and advisory programs, in which the manager and sponsor receive compensation only from the client. The Fund anticipates that any continuous offering will commence no later than one month after the completion of the initial offering. There can be no assurance that the Fund will offer its shares on a continuous basis or, if so offered, that it will do so indefinitely. During any continuous offering, orders for additional shares must be given prior to the seventh to the last business day of each month and will be accepted only on the last business day of each month during the continuous offering, and will not be accepted unless your broker has cleared funds available at least six business days prior to the last business day of each month. The board of trustees may discontinue any continuous offering of the Fund's shares at any time or from time to time. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions, the cash available to it for investment and the Fund's experience with repurchase offers. The Fund may reject any purchase order.


INVESTOR SUITABILITY

In order to purchase the Fund's common shares, you will be required by yourself or jointly with your spouse to have annual income of at least $60,000 or net worth of at least $225,000 (excluding your home, furnishings and automobiles). This standard is an eligibility standard only and does not mean that the Fund is a suitable investment for you. An investment in the Fund is not a complete investment program and you should not invest more than 10% of your net worth (excluding your home, furnishings and automobiles) in the Fund. You should consider an investment in the Fund to be a long-term investment and should not invest if you do not have at least a three to five year investment horizon.


GENERAL INFORMATION


ADMINISTRATOR, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REGISTRAR AND
CUSTODIAN

PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, will serve as the Trust's Custodian. PFPC, Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, will serve as the Trust's transfer agent, dividend disbursing agent and registrar and administrator for the common shares will be PFPC, Inc.

The Fund Manager has entered into an Administration, Accounting and Investor Services Agreement with PFPC Inc. (the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Fund Manager. For these services and the related expenses borne by the Administrator, the Fund Manager pays a prorated monthly fee at the annual rate of .065% of the first $200 million of the aggregate average net assets of the Fund, .050% of the next $200 million of aggregate average net assets of the Fund and .040% of the aggregate average net assets in excess of $400 million. The Administrator will also receives fees for services provided for taxation services, regulatory administration, investor services and out-of-pocket expenses. The Administrator has its principal office at 301 Bellevue Parkway, Wilmington, Delaware 19809.


LEGAL MATTERS

Certain legal matters in connection with the common shares offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.


FURTHER INFORMATION

The Fund is subject to the informational requirements of the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Securities and Exchange Commission's New York Regional Office, 233 Broadway, New York, New York 10279, and its Chicago Regional Office, Suite 900, 175 West Jackson Boulevard, Chicago, Illinois 60604.

Additional information regarding the Fund and the common shares is contained in the registration statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the registration statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or the other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

A copy of the registration statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Investment Company Act.


PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS.....................................................3
INVESTMENT POLICIES AND TECHNIQUES..........................................3
INVESTMENT VEHICLE INVESTMENTS..............................................5
MANAGEMENT OF THE FUND.....................................................19
PROXY VOTING POLICY........................................................28
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................28
U.S. FEDERAL INCOME TAX MATTERS............................................29
EXPERTS....................................................................35
ADDITIONAL INFORMATION.....................................................35
FINANCIAL STATEMENTS.......................................................F-1




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                          BTOP50 MANAGED FUTURES FUND

                      STATEMENT OF ADDITIONAL INFORMATION


BTOP50 Managed Futures Fund (the "Fund") is a recently organized non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a Prospectus, but should be read in conjunction with the Prospectus relating thereto dated March 23, 2007. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 226-6477. You may also obtain a copy of the Prospectus on the SEC's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.




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


                               TABLE OF CONTENTS

                                                                         PAGE

INVESTMENT RESTRICTIONS...................................................3
INVESTMENT POLICIES AND TECHNIQUES........................................3
INVESTMENT VEHICLE INVESTMENTS............................................5
MANAGEMENT OF THE FUND...................................................19
PROXY VOTING POLICY......................................................28
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................28
U.S. FEDERAL INCOME TAX MATTERS..........................................29
EXPERTS..................................................................35
ADDITIONAL INFORMATION...................................................35
FINANCIAL STATEMENTS.....................................................F-1

      This Statement of Additional Information is dated March 23, 2007.

INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

In addition to its investment objective, the Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, the "Investment Company Act"). Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the outstanding shares of the Fund. All percentage limitations set forth below apply immediately after a transaction and any subsequent change in any applicable percentage resulting from market fluctuations or dispositions of assets does not require any adjustment to the portfolio. Subject to the foregoing, the Fund:

         1) May not invest 25% or more of the value of its total assets in any one industry except that the Fund will be concentrated in one or more industry sectors at the time of any investment by the Fund to the same extent as the components of the BTOP50 CTA Index in which it invests are concentrated at that time.

         2) May not purchase or sell commodities or commodity contracts, real estate or real estate mortgage loans, enter into short sales or write put or call options other than to an unlimited extent as a result of investments by the Fund in managed futures and commodity trading advisor programs in accordance with its investment objective.

         3) May not purchase any securities on margin other than to an unlimited extent as a result of investments by the Fund in managed futures and commodity trading advisor programs or accounts within its investment objective.

         4) May not make loans of money or property other than to an unlimited extent as a result of investments by the Fund in managed futures and commodity trading advisor programs in accordance with its investment objective and except to the extent entering into a repurchase agreement could be considered a loan.

         5) May not issue senior securities or borrow money other than as permitted by the Investment Company Act.

         6) May not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities; provided, however, this restriction will not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.


INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus.


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

SHORT-TERM DEBT SECURITIES


To keep cash on hand fully invested, the Fund may invest in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

         o U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         o Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

         o Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the

               Fund could incur a loss of both principal and interest. The Fund Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Fund Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         o Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Fund Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


INVESTMENT VEHICLE INVESTMENTS

The investment vehicles in which the Fund will invest (the "Investment Vehicles") include primarily stock or similar equity interests in non-U.S. entities treated as corporations for U.S. federal tax purposes, but may also include, to a limited extent, separate accounts with the relevant futures and commodity trading advisor that will be invested directly in managed futures. As used in this Statement of Additional Information, the phrase "managed futures" refers to all types of instruments and contracts that managed futures and commodity trading advisor programs use. Investment Vehicles are expected to use a wide range of managed futures including futures, forward and option contracts and interbank currency contracts to make investments in physical commodities, precious metals, industrial metals, the energy complex, currencies, government debt and market indices. The following descriptions of certain types of transactions in which Investment Vehicles may participate is general, is intended to supplement information already provided in the Prospectus and is not intended to be exhaustive due to the complexity, confidentiality and subjectivity of Investment Vehicles' investment processes and the fact that investment approaches and markets are continually changing.

The regulation of commodity interest transactions, markets and intermediaries is governed by the Commodity Exchange Act, or CEA. In December 2000, the CEA was amended by the Commodity Futures Modernization Act of 2000, or CFMA, which substantially revised the regulatory framework governing certain commodity interest transactions and the markets on which they trade. The CEA, as amended by the CFMA, now provides for varying degrees of regulation of commodity interest transactions depending upon the variables of the transaction. In general, these variables include (i) the type of instrument being traded (e.g., contracts for future delivery, options, swaps or spot contracts), (ii) the type of commodity underlying the instrument (distinctions are made between instruments based on agricultural commodities, energy and metals commodities and financial commodities), (iii) the nature of the parties to the transaction (retail, eligible contract participant, or eligible commercial entity), (iv) whether the transaction is entered into on a principal-to-principal or intermediated basis, (v) the type of market on which the transaction occurs, and
(vi) whether the transaction is subject to clearing through a clearing organization. Information regarding commodity interest transactions, markets and intermediaries, and their associated regulatory environment, is provided below.


FUTURES CONTRACTS

A futures contract is a standardized agreement to purchase or sell an agreed amount of a commodity at a set price for delivery in the future. Though futures contracts are traded on, or subject to the rules of, an exchange, they are speculative and highly volatile investments. Futures contracts are traded on a wide variety of commodities, including agricultural products, bond, stock index, interest rate, currency, energy and metal markets. The size and terms of futures contracts on a particular commodity are identical and are not subject to any negotiation, other than with respect to price and quantity between the buyer and seller.

To the extent an Investment Vehicle engages in transactions in futures contracts and options on futures contracts, the profitability of the Investment Vehicle will depend to some degree on the ability of its trading advisor to analyze correctly the futures markets, which are influenced by, among other things, changing supply and demand relationships, governmental policies, commercial and trade programs, world political and economic events and changes in interest rates. Moreover, investments in commodity futures contracts involve additional risks including, without limitation, leverage (margin is usually only 8 - 50% of the face value of the contract and exposure can be nearly unlimited). Finally, the CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in particular commodity contracts.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and their affiliated clearing organizations guarantee performance of the contracts as between the clearing members of the exchange.

At the time an Investment Vehicle purchases a futures contract, it must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 2% to 20% of the face value of the contract for an unleveraged Fund. Under certain circumstances, however, such as during periods of high volatility, the purchaser may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Investment Vehicle is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When an Investment Vehicle purchases or sells futures contracts, it will incur brokerage fees and related transactions costs.

In addition, futures contracts entail risks. The ordinary spreads between values in the cash and futures markets, due to differences in the characters of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Thus, a correct forecast of interest rate trends by the Investment Vehicle may still not result in a successful transaction.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise of the option on the futures contract.


FORWARD CONTRACTS

A forward contract is a contractual obligation to purchase or sell a specified quantity of a commodity at or before a specified date in the future at a specified price and, therefore, is economically similar to a futures contract and are speculative and highly volatile investments. Unlike futures contracts, however, forward contracts are typically traded in the over-the-counter markets and are not standardized contracts. Forward contracts for a given commodity are generally available in any size and maturity and are subject to individual negotiation between the parties involved. Moreover, generally there is no direct means of offsetting or closing out a forward contract by taking an offsetting position as one would a futures contract on a U.S. exchange. Thus, there can be no assurance that an Investment Vehicle will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Investment Vehicle might be unable to close out a forward contract. In either event, the Investment Vehicle would continue to be subject to market risk with respect to the position. In recent years, however, the terms of forward contracts have become more standardized, and in some instances such contracts now provide a right of offset or cash settlement as an alternative to making or taking delivery of the underlying commodity.

The forward markets provide what has typically been a highly liquid market for foreign exchange trading, and in certain cases the prices quoted for foreign exchange forward contracts may be more favorable than the prices for foreign exchange futures contracts traded on U.S. exchanges. The forward markets are largely unregulated. Forward contracts are, in general, not cleared or guaranteed by a third party. When an Investment Vehicle enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying commodity at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

Commercial banks participating in trading foreign exchange forward contracts often do not require margin deposits, but rely upon internal credit limitations and their judgments regarding the creditworthiness of their counterparties. In recent years, however, many over-the-counter market participants in foreign exchange trading have begun to require that their counterparties post margin. Further, as the result of the CFMA, over-the-counter derivative instruments such as forward contracts and swap agreements (and options on forwards and physical commodities) may begin to be traded on lightly-regulated exchanges or electronic trading platforms that may, but are not required to, provide for clearing facilities. Exchanges and electronic trading platforms on which over-the-counter instruments may be traded and the regulation and criteria for that trading are more fully described below under "Futures Exchanges and Clearing Organizations." Nonetheless, absent a clearing facility, the Fund's trading in foreign exchange and other forward contracts is exposed to the creditworthiness of the counterparties on the other side of the trade.


COMMODITY OPTIONS

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, a commodity at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the commodity upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying commodity at a specified price. The seller of the put option has the obligation to buy the underlying commodity upon exercise at the exercise price.

The writer of an option will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Conversely, the writer will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Call option prices generally reflect increases in the price of the underlying commodity. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the trading advisor to the Investment Vehicle to predict correctly the effect of these factors.

The writer of an option may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the writer has been assigned an exercise notice it will be unable to effect a closing purchase transaction. Similarly, the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by writing an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when desired by, as the case may be, the writer or holder of an option. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. Options contracts are often settled in cash for the difference between the strike price and the values of the commodity. Because commodity options are individually negotiated contracts between counterparties and are typically traded in the over-the-counter market, they possess many of the same characteristics of forward contracts with respect to offsetting positions and credit risk that are described above.


OPTIONS ON FUTURES CONTRACTS

Options on futures contracts are standardized contracts traded on an exchange. An option on a futures contract gives the buyer of the option the right, but not the obligation, to take a position at a specified price (the striking, strike, or exercise price) in the underlying futures contract or underlying interest. The buyer of a call option acquires the right, but not the obligation, to purchase or take a long position in the underlying interest, and the buyer of a put option acquires the right, but not the obligation, to sell or take a short position in the underlying interest.

The seller, or writer, of an option is obligated to take a position in the underlying interest at a specified price opposite to the option buyer if the option is exercised. Thus, the seller of a call option must stand ready to take a short position in the underlying interest at the strike price if the buyer should exercise the option. The seller of a put option, on the other hand, must stand ready to take a long position in the underlying interest at the strike price.

A call option is said to be in-the-money if the strike price is below current market levels, and out-of-the-money if the strike price is above current market levels. Conversely, a put option is said to be in-the-money if the strike price is above the current market levels, and out-of-the-money if the strike price is below current market levels.

Options have limited life spans, usually tied to the delivery or settlement date of the underlying interest. Some options, however, expire significantly in advance of such date. The purchase price of an option is referred to as its premium, which consists of its intrinsic value plus its time value. As an option nears its expiration date, the time value shrinks and the market and intrinsic values move into parity. An option that is out-of-the-money and not offset by the time it expires becomes worthless. On certain exchanges, in-the-money options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date.

Regardless of how much the market swings, the most an option buyer can lose is the option premium. The option buyer deposits his premium with his broker, and the money goes to the option seller. Option sellers, on the other hand, face risks similar to participants in the futures markets. For example, since the seller of a call option is assigned a short futures position if the option is exercised, his risk is the same as someone who initially sold a futures contract. Because no one can predict exactly how the market will move, the option seller posts margin to demonstrate his ability to meet any potential contractual obligations.


OPTIONS ON FORWARD CONTRACTS

Options on forward contracts operate in a manner similar to options on futures contracts. An option on a forward contract gives the buyer of the option the right, but not the obligation, to take a position at a specified price in the underlying forward contract. However, similar to forward contracts, options on forward contracts are individually negotiated contracts between counterparties and are typically traded in the over-the-counter market. Therefore, options on forward contracts possess many of the same characteristics of forward contracts with respect to offsetting positions and credit risk that are described above.


SECURITY FUTURES CONTRACTS

The CFMA lifted a long standing prohibition against trading in futures and options on futures for which the underlying commodity is an individual security or a narrow-based security index. These financial instruments are referred to as security futures contracts. Security futures contracts are subject to the dual regulation of the CFTC and the SEC as the contracts are deemed futures contracts under the CEA and securities under the federal securities laws. Security futures contracts began trading on certain newly established exchanges in the United States in November 2002. Options on security futures contracts may not be traded unless the CFTC and SEC jointly permit such options by regulation after December 2003.


SWAP CONTRACTS

Swap transactions generally involve contracts with a counterparty to exchange a stream of payments computed by reference to a notional amount and the price of the asset that is the subject of the swap. Swap contracts are principal contracts traded off-exchange, although recently, as a result of regulatory changes enacted as part of the CFMA, certain swap contracts are now being traded in electronic trading facilities and cleared through clearing organizations.

Swaps are usually entered into on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the parties receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not generally involve the delivery of underlying assets or principal. Accordingly, the risk of loss with respect to swaps is generally limited to the net amount of payments that the party is contractually obligated to make. In some swap transactions the counterparty may require collateral deposits to support the obligation under the swap agreement.

If the counterparty to such a swap defaults, the risk of loss consists of the net amount of payments that the party is contractually entitled to receive in addition to any collateral deposits made with the counterparty.


SPOT CONTRACTS

Spot contracts are cash market transactions where the buyer and the seller agree to the immediate purchase and sale of a commodity, usually with a two-day settlement. Spot contracts are not uniform and not traded on an exchange. An exchange for physical, or EFP, transaction is one type of common transaction involving spot contracts. An EFP is the spot purchase or sale of a commodity in conjunction with an offsetting sale or purchase of a corresponding futures contract involving the same or equivalent commodity, without making an open and competitive trade for the futures contract on the exchange. Exchange rules govern the manner in which EFPs involving futures contracts that are listed on the exchange may be transacted.


PARTICIPANTS

The two broad classes of persons who trade commodities are hedgers and speculators. Hedgers include financial institutions that manage or deal in interest rate-sensitive instruments, foreign currencies or stock portfolios, and commercial market participants, such as farmers and manufacturers, that market or process commodities. Hedging is a protective procedure designed to lock in profits that could otherwise be lost due to an adverse movement in the underlying commodity, for example, the adverse price movement between the time a merchandiser or processor makes a contract to buy or sell a raw or processed commodity at a certain price and the time he must perform the contract. In such a case, at the time the hedger contracts to buy the commodity at a future date he will simultaneously buy a futures or forward contract for the necessary equivalent quantity of the commodity. At the time for performance of the contract, the hedger may accept delivery under his futures contract or he may buy the actual commodity and close out his position by making an offsetting sale of a futures contract.

The commodity interest markets enable the hedger to shift the risk of price fluctuations. The usual objective of the hedger is to protect the profit that he expects to earn from farming, merchandising, or processing operations rather than to profit from his trading. However, at times the impetus for a hedge transaction may result in part from speculative objectives.

Unlike the hedger, the speculator generally expects neither to make nor take delivery of the underlying commodity. Instead, the speculator risks his capital with the hope of making profits from price fluctuations in the commodities. The speculator is, in effect, the risk bearer who assumes the risks that the hedger seeks to avoid. Speculators rarely make or take delivery of the underlying commodity; rather they attempt to close out their positions prior to the delivery date. Because the speculator may take either a long or short position in commodities, it is possible for him to make profits or incur losses regardless of whether prices go up or down.

Most trades made by the Investment Vehicles will be for speculative rather than for hedging purposes. There are always two parties to a contract; consequently, for any gain achieved by one party on a contract, a corresponding loss is suffered by the other. At most, only 50% of open interest can experience gain at any one time, without reference to brokerage commissions and other costs of trading that may reduce or eliminate any gain that would otherwise be achieved.

FUTURES EXCHANGES AND CLEARING ORGANIZATIONS

Futures exchanges provide centralized market facilities in which multiple persons have the ability to execute or trade contracts by accepting bids and offers from multiple participants. Futures exchanges may provide for execution of trades at a physical location utilizing trading pits and/or may provide for trading to be done electronically through computerized matching of bids and offers pursuant to various algorithms. Members of a particular exchange and the trades executed on such exchanges are subject to the rules of that exchange. Futures exchanges and clearing organizations are given reasonable latitude in promulgating rules and regulations to control and regulate their members. Examples of regulations by exchanges and clearing organizations include the establishment of initial margin levels, size of trading units, rules regarding trading practices, contract specifications, speculative position limits, daily price fluctuation limits, and execution and clearing fees.

Clearing organizations provide services designed to mutualize or transfer the credit risk arising from the trading of contracts on an exchange or other electronic trading facility. Once trades made between members of an exchange or electronic trading facility have been confirmed, the clearing organization becomes substituted for the clearing member acting on behalf of each buyer and each seller of contracts traded on the exchange or trading platform and in effect becomes the other party to the trade. Thereafter, each clearing member party to the trade looks only to the clearing organization for performance. The clearing organization generally establishes some sort of security or guarantee fund to which all clearing members of the exchange must contribute; this fund acts as an emergency buffer that enables the clearing organization, at least to a large degree, to meet its obligations with regard to the other side of an insolvent clearing member's contracts. The clearing organizations do not deal with customers, but only with their member firms and the guarantee of performance for open positions provided by the clearing organization does not run to customers. Furthermore, the clearing organization requires margin deposits and continuously marks positions to market to provide some assurance that their members will be able to fulfill their contractual obligations. Thus, a central function of the clearing organization is to ensure the integrity of trades, and members effecting transactions on an exchange need not concern themselves with the solvency of the party on the opposite side of the trade; their only remaining concerns are the respective solvencies of their clearing broker and the clearing organization.


U.S. FUTURES EXCHANGES

Futures exchanges in the U.S. are subject to varying degrees of regulation by the CFTC based on their designation as one of the following: a designated contract market, a derivatives transaction execution facility, an exempt board of trade or an electronic trading facility.

A designated contract market is the most highly regulated level of futures exchange. Designated contract markets may offer products to retail customers on an unrestricted basis. To be designated as a contract market, the exchange must demonstrate that it satisfies specified general criteria for designation, such as having the ability to prevent market manipulation, rules and procedures to ensure fair and equitable trading, position limits, dispute resolution procedures, minimization of conflicts of interest and protection of market participants. Among the principal designated contract markets in the United States are the Chicago Board of Trade, the Chicago Mercantile Exchange and the

New York Mercantile Exchange. Each of the designated contract markets in the United States must provide for the clearance and settlement of transactions with a CFTC-registered derivatives clearing organization.

A derivatives transaction execution facility, or DTEF, is a new type of exchange that is subject to fewer regulatory requirements than a designated contract market but is subject to both commodity interest and participant limitations. DTEFs limit access to eligible traders that qualify as either eligible contract participants or eligible commercial entities for futures and option contracts on commodities that have a nearly inexhaustible deliverable supply, are highly unlikely to be susceptible to the threat of manipulation, or have no cash market, security futures products, and futures and option contracts on commodities that the CFTC may determine, on a case-by-case basis, are highly unlikely to be susceptible to the threat of manipulation. In addition, certain commodity interests excluded or exempt from the CEA, such as swaps, etc. may be traded on a DTEF. There is no requirement that a DTEF use a clearing organization, except with respect to trading in security futures contracts, in which case the clearing organization must be a securities clearing agency. However, if futures contracts and options on futures contracts on a DTEF are cleared, then it must be through a CFTC-registered derivatives clearing organization, except that some excluded or exempt commodities traded on a DTEF may be cleared through a clearing organization other than one registered with the CFTC.

An exempt board of trade is also a newly designated form of exchange. An exempt board of trade is substantially unregulated, subject only to CFTC anti-fraud and anti-manipulation authority. An exempt board of trade is permitted to trade futures contracts and options on futures contracts provided that the underlying commodity is not a security or securities index and has an inexhaustible deliverable supply or no cash market. All traders on an exempt board of trade must qualify as eligible contract participants. Contracts deemed eligible to be traded on an exempt board of trade include contracts on interest rates, exchange rates, currencies, credit risks or measures, debt instruments, measures of inflation, or other macroeconomic indices or measures. There is no requirement that an exempt board of trade use a clearing organization. However, if contracts on an exempt board of trade are cleared, then it must be through a CFTC-registered derivatives clearing organization. A board of trade electing to operate as an exempt board of trade must file a written notification with the CFTC.

An electronic trading facility, or ETF, is a new form of exchange that operates by means of an electronic or telecommunications network and maintains an automated audit trail of bids, offers, and the matching of orders or the execution of transactions on the ETF. The CEA does not apply to, and the CFTC has no jurisdiction over, transactions on an ETF in certain excluded commodities that are entered into between principals that qualify as eligible contract participants, subject only to CFTC anti-fraud and anti-manipulation authority. In general, excluded commodities include interest rates, currencies, securities, securities indices or other financial, economic or commercial indices or measures.


NON-U.S. FUTURES EXCHANGES

Non-U.S. futures exchanges differ in certain respects from their U.S. counterparts. Importantly, non-U.S. futures exchanges are not subject to regulation by the CFTC, but rather are regulated by their home country regulator. In contrast to U.S. designated contract markets, some non-U.S.

exchanges are principals' markets, where trades remain the liability of the traders involved, and the exchange or an affiliated clearing organization, if any, does not become substituted for any party. Due to the absence of a clearing system, such exchanges are significantly more susceptible to disruptions. Further, participants in such markets must often satisfy themselves as to the individual creditworthiness of each entity with which they enter into a trade. Trading on non-U.S. exchanges is often in the currency of the exchange's home jurisdiction. Consequently, the Fund will be subject to the additional risk of fluctuations in the exchange rate between such currencies and U.S. dollars to the extent neither the Fund nor the Investment Vehicles hedge such fluctuations and the possibility that exchange controls could be imposed in the future. Trading on non-U.S. exchanges may differ from trading on U.S. exchanges in a variety of ways and, accordingly, may subject the Fund to additional risks.


SPECULATIVE POSITION LIMITS

The CFTC and U.S. designated contract markets have established limits or position accountability rules to the extent neither the Fund nor the Investment Vehicles hedge such fluctuations, referred to as speculative position limits or position limits, on the maximum net long or net short speculative position that any person or group of persons under common trading control (other than a hedger, which the Fund is not) may hold, own or control in commodity interests. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The position limits established by the CFTC apply to certain agricultural commodity interests, such as grains (oats, barley, and flaxseed), soybeans, corn, wheat, cotton, eggs, rye, and potatoes. In addition, U.S. exchanges may set position limits for all commodity interests traded on that exchange. Certain exchanges or clearing organizations also set limits on the total net positions that may be held by a clearing broker. In general, no position limits are in effect in forward or other over-the-counter contract trading or in trading on non-U.S. futures exchanges, although the principals with which the Fund and the clearing brokers may trade in such markets may impose such limits as a matter of credit policy. For purposes of determining position limits the Fund's commodity interest positions will not be attributable to investors in their own commodity interest trading.


DAILY PRICE LIMITS

Most U.S. futures exchanges (but generally not non-U.S. exchanges or, in the case of forward or over-the-counter contracts, banks or dealers) may limit the amount of fluctuation in some futures contract or options on futures contract prices during a single trading day by regulations. These regulations specify what are referred to as daily price fluctuation limits or more commonly, daily limits. The daily limits establish the maximum amount that the price of a futures or options on futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular futures or options on futures contract, no trades may be made at a price beyond the limit. Positions in the futures or options contract may then be taken or liquidated, if at all, only at inordinate expense or if traders are willing to effect trades at or within the limit during the period for trading on such day. Because the daily limit rule governs price movement only for a particular trading day, it does not limit losses and may in fact substantially increase losses because it may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved the daily limit for several consecutive trading days, thus preventing prompt liquidation of positions and subjecting the trader to substantial losses for those days.


PHYSICAL COMMODITIES

Investment Vehicles may invest in the full spectrum of physical commodity assets. Commodities in which Investment Vehicles may invest include, but are not limited to, energy, industrial materials, precious and base metals, consumables, agricultural products and natural resources. Commodity interest prices are volatile and, although ultimately determined by the interaction of supply and demand, are subject to many other influences, including the psychology of the marketplace and speculative assessments of future world and economic events. Investment Vehicles may invest in these (and other) markets in an attempt to capitalize on a large variety of commodity relationships. These may include:

         o     the absolute price of one or more commodities;

         o the relationships between prices of different commodities at varying points of time (time spreads);

         o the relationship between commodity prices in two geographic areas;

         o the relationship between the price of futures and the physical commodity or cash asset (basis);

         o the relationship between two substitutable assets or processed products (relationship strategies); and

         o the volatility of price of or between any of the above relationships.


Also relevant to an Investment Vehicle's analysis of physical commodity investments are political climate, interest rates, treaties, balance of payments, exchange controls and other governmental interventions as well as numerous other variables affect the commodity interest markets. Even with comparatively complete information it is impossible for any trader to predict reliably commodity interest prices.


REGULATION

Substantially all of the trading advisor programs in which the Fund will be investing will be operated by managers that are registered with the Commodity Futures Trading Commission ("CFTC") as "commodity pool operators" ("CPOs") and are subject to extensive CFTC licensing and operating duties with respect to these trading programs. Although the Fund Manager is also registered as a CPO, it is not subject to CFTC oversight or reporting with respect to the Fund because the Fund is fully registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act") and is regulated as such by the Securities and Exchange Commission and has claimed an exception under CTFC regulations.

In relation only to its management of the Fund, the Fund Manager will not be subject to audits and investigations of Fund activities. In addition, the Fund Manager in relation to its management of the Fund will not be required to provide reports to Fund investors that the CFTC requires for commodity pools subject to CFTC regulation to make extensive disclosures specified by the CFTC to Fund investors about the Fund and the Fund Manager or about attendant risks, to maintain the books and records relating to the Fund that the CFTC requires for commodity pools regulated by it, to calculate Fund performance in the manner prescribed by the CFTC for commodity pools regulated by it, or certain other matters. The CFTC's anti-fraud authority relating to futures activity by CPOs will also not be applicable to the Fund Manager with regard to the Fund. The Fund will remain, however, subject to the Investment Company Act and all related SEC regulatory requirements. The Investment Company Act imposes its own periodic reporting, disclosure, books and records, performance, anti-fraud and other requirements.

Futures exchanges in the United States are subject to varying degrees of regulation under the CEA depending on whether such exchange is a designated contract market, DTEF, exempt board of trade or ETF. Derivatives clearing organizations are also subject to the CEA and CFTC regulation. The CFTC is the governmental agency charged with responsibility for regulation of futures exchanges and commodity interest trading conducted on those exchanges. The CFTC's function is to implement the CEA's objectives of preventing price manipulation and excessive speculation and promoting orderly and efficient commodity interest markets. In addition, the various exchanges and clearing organizations themselves exercise regulatory and supervisory authority over their member firms.

The CFTC possesses exclusive jurisdiction to regulate the commodities activities of commodity pool operators and commodity trading advisors and has adopted regulations with respect to the activities of those persons and/or entities. Under the CEA, a registered commodity pool operator is required to make annual filings with the CFTC describing its organization, capital structure, management and controlling persons. In addition, the CEA authorizes the CFTC to require and review books and records of, and documents prepared by, registered commodity pool operators. Pursuant to this authority, the CFTC requires commodity pool operators to keep accurate, current and orderly records for each pool that they operate. The CFTC may suspend the registration of a commodity pool operator (i) if the CFTC finds that the operator's trading practices tend to disrupt orderly market conditions, (ii) if any controlling person of the operator is subject to an order of the CFTC denying such person trading privileges on any exchange, and
(iii) in certain other circumstances. Suspension, restriction or termination of the general partner's registration as a commodity pool operator would prevent it, until that registration were to be reinstated, from managing the Fund, and might result in the termination of, the Fund. The Fund itself is not required to be registered with the CFTC in any capacity.

The CEA gives the CFTC similar authority with respect to the activities of commodity trading advisors, such as the Fund's trading advisors. If a trading advisor's commodity trading advisor registration were to be terminated, restricted or suspended, the trading advisor would be unable, until the registration were to be reinstated, to render trading advice to the Fund.

The CEA requires all futures commission merchants, such as the Fund's clearing brokers, to meet and maintain specified fitness and financial requirements, to segregate customer funds from proprietary funds and account separately for all customers' funds and positions, and to maintain specified books and records open to inspection by the staff of the CFTC. The CFTC has similar authority over introducing brokers, or persons who solicit or accept orders for commodity interest trades but who do not accept margin deposits for the execution of trades. The CEA authorizes the CFTC to regulate trading by futures commission merchants and by their officers and directors, permits the CFTC to require action by exchanges in the event of market emergencies, and establishes an administrative procedure under which customers may institute complaints for damages arising from alleged violations of the CEA. The CEA also gives the states powers to enforce its provisions and the regulations of the CFTC.

The Fund, as an investor in mostly regulated commodity pools, is afforded prescribed rights for reparations under the CEA and may also be able to maintain a private right of action for violations of the CEA. The CFTC has adopted rules implementing the reparation provisions of the CEA, which provide that any person may file a complaint for a reparations award with the CFTC for violation of the CEA against a floor broker or a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, and their respective associated persons.

Pursuant to authority in the CEA, the NFA has been formed and registered with the CFTC as a registered futures association. At the present time, the NFA is the only self-regulatory organization for commodity interest professionals, other than futures exchanges. The CFTC has delegated to the NFA responsibility for the registration of commodity trading advisors, commodity pool operators, futures commission merchants, introducing brokers, and their respective associated persons and floor brokers. The general partner, each trading advisor, the selling agents and the clearing brokers are members of the NFA. As such, they are subject to NFA standards relating to fair trade practices, financial condition and consumer protection. The Fund itself is not required to become a member of the NFA. As the self-regulatory body of the commodity interest industry, the NFA promulgates rules governing the conduct of professionals and disciplines those professionals that do not comply with these rules. The NFA also arbitrates disputes between members and their customers and conducts registration and fitness screening of applicants for membership and audits of its existing members.

The regulations of the CFTC and the NFA prohibit any representation by a person registered with the CFTC or by any member of the NFA, that registration with the CFTC, or membership in the NFA, in any respect indicates that the CFTC or the NFA, as the case may be, has approved or endorsed that person or that person's trading program or objectives. The registrations and memberships of the parties described in this summary must not be considered as constituting any such approval or endorsement. Likewise, no futures exchange has given or will give any similar approval or endorsement.

The regulation of commodity interest trading in the United States and other countries is an evolving area of the law. The various statements made in this summary are subject to modification by legislative action and changes in the rules and regulations of the CFTC, the NFA, the futures exchanges, clearing organizations and other regulatory bodies.

The function of the CFTC is to implement the objectives of the CEA of preventing price manipulation and other disruptions to market integrity, avoiding systemic risk, preventing fraud and promoting innovation, competition and financial integrity of transactions. As mentioned above, this regulation, among other things, provides that the trading of commodity interest contracts generally must be upon exchanges designated as contract markets or DTEFs and that all trading on those exchanges must be done by or through exchange members. Under the CFMA, commodity interest trading in some commodities between sophisticated persons may be traded on a trading facility not regulated by the CFTC. As a general matter, trading in spot contracts, forward contracts, options on forward contracts or commodities, or swap contracts between eligible contract participants is not within the jurisdiction of the CFTC and may therefore be effectively unregulated. The trading advisors may engage in those transactions on behalf of the Fund in reliance on this exclusion from regulation.

In general, the CFTC does not regulate the interbank and forward foreign currency markets with respect to transactions in contracts between certain sophisticated counterparties such as the Fund or between certain regulated institutions and retail investors. Although U.S. banks are regulated in various ways by the Federal Reserve Board, the Comptroller of the Currency and other U.S. federal and state banking officials, banking authorities do not regulate the forward markets.

While the U.S. government does not currently impose any restrictions on the movements of currencies, it could choose to do so. The imposition or relaxation of exchange controls in various jurisdictions could significantly affect the market for that and other jurisdictions' currencies. Trading in the interbank market also exposes the Fund to a risk of default since failure of a bank with which the Fund had entered into a forward contract would likely result in a default, and thus possibly substantial losses to the Fund.

The CFTC is prohibited by statute from regulating trading on non-U.S. futures exchanges and markets. The CFTC, however, has adopted regulations relating to the marketing of non-U.S. futures contracts in the U.S. These regulations permit certain contracts traded on non-U.S. exchanges to be offered and sold in the U.S.


MARGIN

Original or initial margin is the minimum amount of funds that must be deposited by a commodity interest trader with the trader's broker to initiate and maintain an open position in futures contracts. Maintenance margin is the amount (generally less than the original margin) to which a trader's account may decline before he must deliver additional margin. A margin deposit is like a cash performance bond. It helps assure the trader's performance of the futures contracts that he or she purchases or sells. Futures contracts are customarily bought and sold on margin that represents a very small percentage (ranging upward from less than 2%) of the aggregate purchase or sales price of the contract. Because of such low margin requirements, price fluctuations occurring in the futures markets may create profits and losses that, in relation to the amount invested, are greater than are customary in other forms of investment or speculation. The amount of margin required in connection with a particular futures contract is set from time to time by the exchange on which the contract is traded and may be modified from time to time by the exchange during the term of the contract.

Brokerage firms, such as the Fund's and Investment Vehicles' clearing brokers, carrying accounts for traders in commodity interest contracts may not accept lower, and generally require higher, amounts of margin as a matter of policy to further protect themselves. It is presently contemplated that the clearing brokers will require the Fund to make margin deposits equal to exchange minimum levels for all commodity interest contracts. This requirement may be altered from time to time in the clearing brokers' discretion.

Trading in the over-the-counter markets where no clearing facility is provided generally does not require margin but generally does require the extension of credit between counterparties.

When a trader purchases an option, there is no margin requirement, however, the option premium must be paid in full. When a trader sells an option, on the other hand, he or she is required to deposit margin in an amount determined by the margin requirements established for the underlying interest and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the selling of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the futures markets directly. Complicated margin requirements apply to spreads and conversions, which are complex trading strategies in which a trader acquires a mixture of options positions and positions in the underlying interest.

Margin requirements are computed each day by a trader's clearing broker. When the market value of a particular open commodity interest position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a margin call is made by the broker. If the margin call is not met within a reasonable time, the broker may close out the trader's position. With respect to the Fund's trading, the Fund (and not its investors personally) will be subject to margin calls.

Finally, many major U.S. exchanges have passed certain cross margining arrangements involving procedures pursuant to which the futures and options positions held in an account would, in the case of some accounts, be aggregated and margin requirements would be assessed on a portfolio basis, measuring the total risk of the combined positions.


MANAGEMENT OF THE FUND

INVESTMENT MANAGEMENT AGREEMENT

Although the Fund Manager intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Fund Manager are not exclusive and the Fund Manager provides similar services to other clients and may engage in other activities. The Fund Manager also anticipates that in the future it may provide similar services to investment companies other than the Fund.

The investment management agreement between the Fund and the Fund Manager provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Fund Manager is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Fund Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Fund Manager, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with its and their services to the Fund, subject to certain limitations and conditions.

The investment management agreement was most recently approved by the Fund's board of trustees at an in-person meeting of the board of trustees held on December 21, 2006, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act).

The investment management agreement was approved by the sole common shareholder of the Fund as of December 31, 2005. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive annual periods thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund's board of trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (ii) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's board of trustees or a majority of the outstanding voting securities of the Fund or by the Fund Manager, on 60 days written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


PORTFOLIO MANAGER INFORMATION


OTHER ACCOUNTS MANAGED

The information below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management as of October 31, 2006.


                                                                                # of Accounts
                                                                                Managed with        Total Assets
                                                                                Advisory fee        with Advisory
Name of Portfolio        Type of         Total # of                             Based on            Fee Based on
Manager                  Accounts        Accounts Managed    Total Assets       Performance         Performance
-------                  --------        ----------------    ------------       -----------         -----------

Bruce H. Lipnick         Registered      2                   $0.1               0                   $0
                         Investment
                         Companies

                         Other Pooled    6                   $418.9             5                   $404.2
                         Investment
                         Vehicles
                         Other Accounts  1                   $89.6              1                   $89.6



                                                                                # of Accounts
                                                                                Managed with        Total Assets
                                                                                Advisory fee        with Advisory
Name of Portfolio        Type of         Total # of                             Based on            Fee Based on
Manager                  Accounts        Accounts Managed    Total Assets       Performance         Performance
-------                  --------        ----------------    ------------       -----------         -----------


Elliot Noma, Ph.D.       Registered      2                   $0.1               0                   $0
                         Investment
                         Companies:

                         Other Pooled    6                   $418.9             5                   $404.2
                         Investment
                         Vehicles

                         Other           1                   $89.6              1                   $89.6
                         Accounts:

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention: Because each portfolio manager manages multiple accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the were to devote substantially more attention to the management of only a few accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differs among the accounts that he manages. If the structure of the Fund Manager's management fee or a portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Advisor or its affiliates have investment interests. In the case of Mr. Lipnick and Mr. Noma, the Fund Manager's compensation (and expenses) for the Fund are substantially the same as for other accounts managed in the same manner.

The Fund Manager and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Fund Manager and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.


COMPENSATION STRUCTURE

The compensation of portfolio managers in the Fund Manager's organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Lipnick receives a compensation package that includes a fixed base salary, a formula bonus based on the aggregate performance of Asset Alliance Corporation, the parent company of the Fund Manager, and a discretionary bonus (including cash and participation in the Company's stock option plan, deferred compensation plan and/or long-term incentive plan). Mr. Lipnick's incentive compensation (formula-based or discretionary) is reviewed and approved by Asset Alliance Corporation's compensation committee. Mr. Noma receives a compensation package that includes a fixed base salary, and a discretionary bonus (including cash and participation in the Company's stock option plan, deferred compensation plan and/or long-term incentive plan).


OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio managers:

                                        DOLLAR RANGE OF EQUITY
NAME                                    SECURITIES HELD IN THE FUND*
----                                    ----------------------------

Bruce H. Lipnick                        D (post initial offering)
Elliot Noma                             C (post initial offering)

----------
*   Key to Dollar Ranges - Information as of November 1, 2006
A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  $100,000 - $1,000,000
G.  over $1,000,000


TRUSTEES AND OFFICERS

The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's board of trustees which sets broad policies for the Fund and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Fund (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Fund, the Fund Manager and the trustees and officers is 800 Third Avenue, New York, New York 10022, unless specified otherwise below.


NAME, ADDRESS, AGE AND
POSITION(S) OTHER             TERM OF OFFICE                     PRINCIPAL OCCUPATION DURING
DIRECTORSHIPS HELD WITH       AND LENGTH OF                      THE PAST FIVE YEARS AND
REGISTRANT HELD BY TRUSTEE    TIME SERVED                        OTHER AFFILIATIONS
--------------------------    -----------                        ------------------


INDEPENDENT TRUSTEES:         Since March 2004(1)(2)             Investment Executive with Uhlmann Price Securities
                                                                 since March 2003.

Gary L. Knapp Age: 58                                            Quantitative Consultant for The New York Board of
Trustee                                                          Trade since December 2002. Director of Manager
                                                                 Selection, US, Swiss American Corporation from
                                                                 April 2002 to December 2002. From September 1995 to
                                                                 May 2001 Trader/Investment Analyst for General
                                                                 Motors Asset Management.



NAME, ADDRESS, AGE AND
POSITION(S) OTHER             TERM OF OFFICE                     PRINCIPAL OCCUPATION DURING
DIRECTORSHIPS HELD WITH       AND LENGTH OF                      THE PAST FIVE YEARS AND
REGISTRANT HELD BY TRUSTEE    TIME SERVED                        OTHER AFFILIATIONS
--------------------------    -----------                        ------------------


William Miller Age: 49      Since March 2004(1)(2)               Senior Investment Officer for fund management for
Trustee                                                          the Ohio Public Employees Retirement System since
                                                                 2005; Senior Risk Manager, Abu Dhabi Investment
                                                                 Authority from 2003 to 2005; Risk Management
                                                                 Adviser for the Rockefeller Foundation from 2002
                                                                 to 2003; and Independent Risk Oversight Officer
                                                                 for Common Fund from 1996 to 2002; Director of the
                                                                 Chicago Mercantile Exchange, the Chicago Mercantile
                                                                 Exchange Trust and American Axle and Manufacturing
                                                                 Co.; Member of the Financial Accounting Standards
                                                                 Board's User Advisory Council, the advisory board
                                                                 for the Kent State University Master of Science
                                                                 in Financial Engineering Program and the
                                                                 Investment Risk Committee of the International
                                                                 Association of Financial Engineers.

INTERESTED TRUSTEE:         Since March 2004(1)(2)               President, Chief Executive Officer and Chairman of
Bruce H. Lipnick                                                 the Board of Asset Alliance. Serves as President
Age: 59 Trustee                                                  and Chief Executive Officer for Asset Alliance's
                                                                 wholly-owned subsidiaries. Prior to founding Asset
                                                                 Alliance, served as principal, General Partner and
                                                                 Senior Executive Officer and Portfolio Manager for
                                                                 other Wharton affiliated entities including
                                                                 Manager Advisory Group, Inc., a registered NASD
                                                                 broker-dealer, Milestone Global Advisors, L.P. and
                                                                 BHL Trading Inc. Earlier founded Elms Companies
                                                                 and was Vice President of Ladenburg Thalmann &
                                                                 Co., a merchant investment bank, in addition to
                                                                 founding and serving as President of Pierpont.

-----------

(1) Trustees serve an indefinite term until his/her successor is elected.
(2) Each trustee has served in such capacity since the Fund's inception.


The board of trustees is responsible for reviewing the allocation and reallocation of the Fund's investment portfolio among Investment Vehicles for conformity to the inclusion criteria and may make recommendations to the Fund with respect to whether a trading advisor is a qualified trading advisor for purposes of the inclusion criteria. The board of trustees also regularly reviews the Fund's portfolio of Investment Vehicles and their respective trading advisors and may conduct a formal review of any trading advisor and/or investment vehicle in conjunction with the Fund Manager. The board of trustees will review the criteria for investment by the Fund with regard to each trading advisor program. The board of trustees may also review the effectiveness of the Fund Manager's inclusion criteria.


                                                          PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                      TITLE                   FIVE YEARS AND OTHER AFFILIATIONS
------------                      -----                   ---------------------------------

OFFICERS:

Stephen G. Bondi Age: 47          President               Mr. Bondi is a Senior Vice President
                                                          and Chief Financial Officer of Asset
                                                          Alliance Corporation ("AAC") and an
                                                          officer of various subsidiaries of
                                                          AAC. As AAC's senior financial
                                                          executive, he oversees the
                                                          financial, accounting, operations,
                                                          risk management and compliance
                                                          department and is an integral part
                                                          of product development, due
                                                          diligence and acquisitions process
                                                          of AAC. Mr. Bondi is a Director of
                                                          and Chief Financial Officer for


                                                          PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                      TITLE                   FIVE YEARS AND OTHER AFFILIATIONS
------------                      -----                   ---------------------------------


                                                          Alpha Hedged Strategical Fund (a
                                                          registered open-end fund) and a
                                                          Director of Alternative Investment
                                                          Partners LLC, the investment advisor
                                                          to the foregoing fund and a
                                                          majority, owned subsidiary of AAC.
                                                          Prior to joining AAC in July 2000,
                                                          Mr. Bondi held various financial and
                                                          directorship positions with Gabelli
                                                          Asset Management Inc. and related
                                                          entities for eighteen years,
                                                          including: President of Gabelli
                                                          Securities, Inc. and Gabelli &
                                                          Company, Inc., Executive Vice
                                                          President - Finance &
                                                          Administration, Gabelli Asset
                                                          Management Inc., and Chief Financial
                                                          Officer of Gabelli Funds, Inc.

Xiao-Hong Jing Age: 38            Vice President          Ms. Jing is a Senior Vice President
                                  and Secretary           and General Counsel of AAC and an
                                                          officer of various wholly-owned
                                                          subsidiary of AAC. She is responsible
                                                          for negotiating and structuring
                                                          affiliate acquisitions, forming
                                                          private investment funds and other
                                                          investment vehicles, and generally
                                                          overseeing the Company's legal
                                                          functions. Prior to joining AAC in
                                                          November 2001, Ms. Jing worked in
                                                          various departments of Davis Polk &
                                                          Wardwell including the firm's
                                                          investment management group, merger
                                                          and acquisitions department and
                                                          banking department.



                                                          PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                      TITLE                   FIVE YEARS AND OTHER AFFILIATIONS
------------                      -----                   ---------------------------------


Jarod Riley Age: 32               Vice President,         Mr. Riley joined AAC in June 2002 as
                                  Chief Financial         Director of Fund Accounting. His
                                  Officer and Treasurer   responsibilities include all of the
                                                          accounting, taxation and operation
                                                          requirements of the AAC sponsored
                                                          Funds. Prior to joining AAC, Mr.
                                                          Riley was a Senior Associate in both
                                                          the Assurance and Business Advisory
                                                          Services ("ABAS") and Tax Services
                                                          ("TS") business units of
                                                          PricewaterhouseCoopers LLP. He served
                                                          in ABAS from 2000 through 2002 and in
                                                          TS from 1997 through 2000 in the
                                                          Capital Markets division of both
                                                          business units, specializing in hedge
                                                          funds.

Samantha Rick Age: 34             Chief Compliance        Ms. Rick joined AAC in December 2005
                                  Officer                 as Chief Compliance Officer and was
                                                          approved as Chief Compliance Officer
                                                          of the Fund on March 16, 2006. Prior
                                                          to joining AAC, Ms. Rick worked in
                                                          the compliance department of Nomura
                                                          Securities Inc. from April 2004 to
                                                          December 2005 and at Neuberger Berman
                                                          LLC from October 1997 to April 2004.

Prior to this offering, all of the outstanding shares of the Fund were owned by the Fund Manager.


                                             DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE                             SECURITIES IN THE FUND(*)

Bruce H. Lipnick                                       $0
Gary L. Knapp                                          $0
William Miller                                         $0

-------------
(*) As of June 30, 2006. The trustees do not own shares in the Fund as it is a recently formed closed-end investment company that has not yet offered its shares. Mr. Lipnick expects that he will own in excess of $50,000 in shares at completion of the Fund's initial offering.

The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. The trustees who are affiliated persons of the Fund Manager receive no compensation from the Fund for serving as trustees. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund's fiscal year ending October 31, 2006, assuming the Fund will have been in existence for the full calendar year.

                                                    TOTAL COMPENSATION FROM
                             ESTIMATED                THE FUND AND FUND
                           COMPENSATION               COMPLEX PAID TO
NAME OF BOARD MEMBER       FROM THE FUND               BOARD MEMBERS
--------------------       -------------               -------------

Gary L. Knapp              $ 4,000                         $ 4,000
William Miller             $ 4,000                         $ 4,000

The board of trustees of the Fund currently has an Audit Committee. The Audit Committee consists of Messrs. Miller and Knapp. The Audit Committee acts in accordance with the Audit Committee Charter. Mr. Miller has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, approving the Fund's independent accountants each year, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Fund's independent accountants.

No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Fund Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund Manager.


CODES OF ETHICS

The Fund and the Fund Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


PROXY VOTING POLICY

The Fund Manager has a proxy voting committee responsible for establishing voting procedures and guidelines and for the oversight of its proxy voting process. The members of the proxy voting committee are currently Stephen G. Bondi and Barry Wintner. It is the responsibility of the proxy voting committee to assure that each proxy for an investment portfolio advised by the Fund Manager is voted in a timely manner in accordance with those policies.

If a potential conflict of interest were to arise involving one or more of the funds advised by the Fund Manager, it would disclose this conflict to the proxy voting committee, and seek instructions on how to proceed. Each matter submitted to the proxy voting committee will be determined by vote of a majority of the members present at the meeting.

The Fund Manager generally votes in accordance with a trading advisor's recommendations on elections of directors, approval of accountants and other routine matters. With respect to other matters, such as amendments to the offering documents or fund documents of the relevant investment vehicle in which the Fund is invested, the persons designated by the Fund Manager's proxy voting committee will carefully evaluate the proposed change and anticipated impact on the Fund and advise the proxy voting committee of its recommendation regarding such change.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the board of trustees of the Fund, the Fund Manager is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. The Fund anticipates, however, that the large majority of its transactions will be effected directly with Investment Vehicles and such transactions will normally not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment or brokerage commissions or fees payable to investment vehicles or parties acting on behalf of or at the direction of investment vehicles. Portfolio transactions may be directed to any broker, including, to the extent and in the manner permitted by applicable law, distributors of the Fund or their affiliates or the Fund Manager or its affiliates if, in the judgment of the Fund Manager, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Fund Manager seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Fund Manager and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Fund Manager and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to the Fund and to a shareholder who purchases, owns and disposes of common shares of the Fund. This summary does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws. This summary is limited to persons who will hold common shares of the Fund as capital assets (generally, assets held for investment). This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretation by the courts or the IRS, possibly on a retroactive basis. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders. No ruling has been or will be obtained from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Accordingly, each prospective investor must consult its own tax adviser with respect to the particular U.S. federal income tax consequences to it of the purchase, ownership and disposition of common shares of the Fund, as well as the applicability and effect of any state, local and foreign tax laws.


Fund Consequences

The Fund intends to elect and to qualify annually for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below), reduced by deductible expenses) and net capital gains (which consist of the excess of net long-term capital gain over net short-term capital loss). The Fund intends to make distributions of its investment company taxable income and net capital gains each year in the amounts necessary to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.

In order to qualify to be taxed as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income for any taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its assets so that, at the end of each fiscal quarter of the Fund (1) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Fund's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of its investment company taxable income determined without regard to the deduction for dividends paid. For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain their share of such undistributed capital gain and (2) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (2) of the immediately preceding sentence.

The Code requires a regulated investment company to pay a nondeductible 4% federal excise tax to the extent the regulated investment company does not distribute, during each calendar year, at least an amount equal to the sun of
(i) 98% of its ordinary income, determined on a calendar year basis, and (ii) 98% of its capital gain net income, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital net income will be distributed to avoid entirely the imposition of the excise tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert long-term gain into short-term gain and ordinary income, (3) convert an ordinary loss into a capital loss (the deductibility of which is more limited),
(4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing of a purchase or sale and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain elections to mitigate the effect of these provisions.

The Fund will invest substantially all of its assets in equity securities of foreign corporate issuers. The Fund anticipates that substantially all of the foreign corporate issuers in which it invests will be treated as "passive foreign investment companies" ("PFICs") for federal income tax purposes. In general, a PFIC is any foreign corporation that has 75% or more of its gross income for the taxable year which consists of passive income or that has 50% or more of the average fair market value of its assets which consists of assets that produce, or are held for the production of, passive income.

If the Fund makes an election to treat the PFIC as a "qualified electing fund" (a "QEF Election"), the Fund would be taxed currently on the PFIC's income without regard to whether the Fund received any distributions from the PFIC. If the Fund makes a QEF Election with respect to a pooled investment vehicle and the pooled investment vehicle complies with certain annual reporting requirements, the Fund will be required to include in its gross income each year its pro rata share of the pooled investment vehicle's ordinary income and net capital gains (at ordinary income and capital gain rates, respectively) for each year in which the pooled investment vehicle is a PFIC, regardless of whether the Fund receives distributions from the pooled investment vehicle. The Fund believes that such income and gain inclusions resulting from a QEF Election constitute qualifying income for purposes of the income requirement applicable to regulated investment companies under Subchapter M of the Code. By reason of such inclusions, the Fund would be deemed to have received net investment income, which would be subject to the 90% distribution requirement, and to have received net capital gains, possibly without a corresponding receipt of cash. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such deemed distributed income. Because some of the pooled investment vehicles in which the Fund may invest may defer the payment of management and/or incentive compensation fees, during the deferral period the Fund's pro rata share of the pooled investment vehicle's ordinary income will be higher than it would be if the pooled investment vehicle had not deferred the payment of such fees. A QEF Election is subject to a number of specific rules and requirements, and not all of the investment vehicles in which the Fund may invest may provide their investors with the required information to satisfy the reporting requirements necessary for the Fund to make a QEF Election.

In lieu of making a QEF Election, the Fund could elect to mark to market its PFIC stock and include in income any resulting gain or loss (a "Mark-to-Market Election"). The Fund anticipates that it will make a Mark-to-Market Election with respect to the stock of any PFICs in which it invests that do not provide the Fund with the information necessary for the Fund to make a QEF Election. Unlike in the case of a QEF Election, under a Mark-to-Market Election the Fund will not be deemed to have received distributions of net investment income or net capital gains from the PFIC. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund's taxable year and will be required to include in the Fund's net investment income the positive difference, if any, between the fair market value of shares as of the end of the Fund's taxable year and the adjusted basis of such shares. All of such positive difference will be treated as ordinary income and will be a dividend in the hands of the Fund. Moreover, any gain from the Fund's actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be ordinary income in the Fund's hands. Thus, unlike the case of a QEF Election, the Fund cannot generate long-term capital gains with respect to PFIC stock for which the Fund has made a Mark-to-Market Election. The Fund will recognize income regardless of whether the PFIC has made any distributions to the Fund and such income will constitute net investment income subject to the 90% distribution requirement described above. The Fund's basis in the shares it owns in the pooled investment vehicle will be increased to reflect any such recognized income. The Fund may deduct any decrease in value equal to the excess of its adjusted basis in the shares over the fair market value of the shares of the pooled investment vehicle as of the end of the Fund's taxable year, but only to the extent of any net mark-to-market gains included in the Fund's income for prior taxable years.

The Fund intends to borrow funds or to redeem a sufficient amount of its investments in pooled investment vehicles that are PFICs and for which the Fund has made either a QEF Election or a Mark-to-Market Election so that the Fund has sufficient cash with which to meet the distribution requirements to maintain its qualification as a regulated investment company and minimize U.S. federal income and excise taxes.

In the event that the Fund does not make a QEF Election or a Mark-to-Market Election with respect to PFIC stock held by the Fund, the Fund would be taxed at ordinary income rates and pay an interest charge if it received an "excess distribution" (generally, a distribution in excess of a base amount) or if it realized gain on the sale of its PFIC stock. The amount of the excess distribution or gain would be allocated ratably to each day in the Fund's holding period for the PFIC stock, and the Fund would be required to include the amount allocated to the current taxable year in its income as ordinary income for such year. The amounts allocated to prior taxable years generally would be taxed at the highest ordinary income tax rate in effect for each such prior taxable year and would also be subject to an interest charge (which would be reflected in the Fund's net asset value as if the PFIC stock were sold on the date of determination of the Fund's net asset value) computed as if such tax liability had actually been due with respect to each such prior taxable year. The Fund expects to make a QEF Election or a Mark-to-Market Election with respect to the PFICs in which it invests and, accordingly, does not expect to be subject to this "excess distribution" regime.

Income received by the Fund with respect to foreign stock and securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. The Fund anticipates that shareholders of the Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign issuers and the Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, elections with the IRS pursuant to which shareholders of the Fund will be required (1) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (2) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. If the Fund is eligible to file the election described in this paragraph, each shareholder of the Fund will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that taxable year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each country and (2) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.

Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the U.S. federal income tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for U.S. federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

If in any year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company or fail to satisfy the 90% distribution requirement, the Fund would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for tax treatment as a regulated investment company.

Shareholder Consequences

Dividends paid by the Fund from its investment company taxable income (referred to as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Fund's earning and profits. Distributions paid by the Fund from its net capital gains (referred to as "capital gain dividends"), including any undistributed capital gains credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder. The Fund will provide its shareholders with a written notice each year designating the amount of any ordinary income dividends, capital gain dividends or undistributed capital gains and other distributions.

Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted basis in the shares sold and the amount received. The gain or loss will be a capital gain or loss and will be long-term gain or loss if the shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that, in connection with an offer by the Fund to repurchase shares, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders. The U.S. federal income tax consequences of an offer by the Fund to repurchase shares will be disclosed in the documents relating to the offer. Any loss upon the sale or exchange of

Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gains) by the shareholder. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the maximum U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. Capital gain dividends paid by the Fund should be eligible for the reduced rates applicable to long-term capital gains. The reduced rates applicable to long-term capital gains will also apply to capital gains realized by shareholders who sell common shares of the Fund that they have held for more than one year. The reduced rates for "qualified dividend income" are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF Election with respect to a PFIC and (iii) ordinary income from a Mark-to-Market Election with respect to a PFIC. Because the Fund intends to invest substantially all of its assets in PFICs, ordinary income dividends paid by the Fund are generally not expected to be eligible for the reduced rates applicable to "qualified dividend income."

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. In general, distributions from the Fund's pooled investment vehicles will not be eligible for the corporate dividends received deduction. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their own tax advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund is required in certain circumstances to backup withhold at the rate of 28% (through 2010) on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and make certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


EXPERTS

The Financial Statements, of the Fund for the fiscal year ending October 31, 2006 incorporated by reference in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing provides accounting and auditing services to the Fund.


ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database at the SEC's website at http://www.sec.gov or at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

      BTOP50 Managed Futures Fund
      (Formerly BTOP CTA Index Fund)




      Financial Statements
      For the year ended October 31, 2006


BTOP50 MANAGED FUTURES FUND

TABLE OF CONTENTS
-------------------------------------------------------------------------------


                                                                           Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     F-1

FINANCIAL STATEMENTS FOR THE YEAR ENDED OCTOBER 31, 2006:


   Statement of Assets and Liabilities                                      F-2

   Statement of Operations                                                  F-3

   Statement of Changes in Net Assets                                       F-4

   Notes to Financial Statements                                           F5-9

   Other Information (Unaudited)                                         F10-13

Deloitte

                                                    DELOITTE & TOUCHE LLP
                                                    1700 Market Street
                                                    Philadelphia, PA 19103-3984
                                                    USA

                                                    Tel: +1 215 246 2300
                                                    Fax: +1 215 569 2441

                                                    www.deloitte.com



            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of
BTOP50 Managed Futures Fund

We have audited the accompanying statement of assets and liabilities of BTOP50 Managed Futures Fund (formerly BTOP50 CTA Index Fund) (the "Fund") as of October 31, 2006, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from June 9, 2005 through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from June 9, 2005 through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & TOuche LLP


December 28, 2006

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
December 28, 2006

                                                        Member of
                                                        Deloitte Touche Tohmatsu

BTOP50 MANAGED FUTURES FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

--------------------------------------------------------------------------------

ASSETS:

Cash and cash equivalents (cost $104,895)                        $      104,895
Offering costs                                                          324,000
Interest receivable                                                         406
                                                                ----------------

           Total assets                                                 429,301
                                                                ----------------
LIABILITIES:

Due to Advisor                                                          324,000
                                                                ----------------

           Total liabilities                                            324,000
                                                                ----------------

NET ASSETS                                                       $      105,301
                                                                ================


COMPONENTS OF NET ASSETS
Paid-in capital (101.647 shares issued and outstanding;
  unlimited number of shares authorized for issuance)            $      101,647
Undistributed net investment income                                       3,654
                                                                ----------------
Net Assets                                                       $      105,301
                                                                ================


NET ASSET VALUE PER SHARE                                        $     1,035.95
                                                                ================







The accompanying notes are an integral part of these financial statements.

BTOP50 MANAGED FUTURES FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006


------------------------------------------------------------------------------


INVESTMENT INCOME:
  Interest                                                          $   4,201
                                                               ---------------


Expenses:
  Professional fees                                                    22,053
  Filing fees                                                           5,500
  Directors' fees                                                      10,000
                                                               ---------------
    Total expenses                                                     37,553

        Less expenses paid on behalf of the Fund (Note 4)             (37,553)
                                                               ----------------
    Net expenses                                                            -
                                                               ---------------
        Net investment income                                           4,201
                                                               ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   4,201
                                                               ===============






The accompanying notes are an integral part of these financial statements.


BTOP50 MANAGED FUTURES FUND

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------

                                                                                                           For the
                                                                                     For the             period from
                                                                                   year ended           June 9, 2005
                                                                                     October           through October
                                                                                    31, 2006              31, 2005
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
    Net investment income                                                         $        4,201          $       1,100
                                                                                ------------------     -----------------
           Net increase in net assets resulting from operations                            4,201                  1,100

DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS:
    Distributions from net investment income                                              (1,647)                     -
                                                                                ------------------     -----------------
           Net decrease in net assets resulting from distributions                        (1,647)                      -

INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS:
  Reinvestments (shares purchased 1.647 and 0, respectively)                                1,647                     -
                                                                                ------------------     -----------------

           Net increase in net assets resulting from capital transactions                   1,647                     -
                                                                                ------------------     -----------------

NET INCREASE IN NET ASSETS                                                                  4,201                 1,100

NET ASSETS, BEGINNING OF PERIOD                                                           101,100               100,000
                                                                                ------------------     -----------------

NET ASSETS, END OF PERIOD                                                         $       105,301         $     101,100
                                                                                ==================     =================







The accompanying notes are an integral part of these financial statements.

BTOP50 MANAGED FUTURES FUND

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


1.    ORGANIZATION AND BUSINESS

      Nature of Operations--BTOP50 Managed Futures Fund (the "Fund") is a non-diversified, closed-end management investment company formed as a statutory trust under the laws of the state of Delaware. Effective June 5, 2006 the name of the Fund changed from BTOP50 CTA Index Fund to BTOP Global Managed Futures Fund. Then effective August 16, 2006 the name of the Fund changed to BTOP50 Managed Futures Fund. The Fund issued 100 Class A shares on June 8, 2005, to Asset Alliance Corporation, the parent company to Asset Alliance Advisors, Inc. (the "Fund Manager"). The Fund Manager has been retained by the Fund to manage the assets of the Fund.

      The Fund seeks to capture the aggregate performance of the global managed futures industry. The Fund seeks to achieve its objective by investing substantially all of its assets in accordance with the assets weightings in the BTOP50 CTA Index (the "Index") of the three major trading styles utilized by commodity trading advisor programs and on an equally weighted basis among the included trading advisor program within each style. The Fund expects to invest in the twenty to thirty trading advisor programs representing the largest managed futures and commodity trading programs, in descending order of size, which account for in the aggregate approximately fifty percent (50%) of all investable assets in the managed futures and commodity trading advisor programs tracked by the Barclay CTA proprietary database (the "Barclay database"). The Barclay database is the universe of approximately 700 commodity trading advisor programs from which the Index is derived.

      The Fund will rebalance its investments annually as of January 1 based on the asset levels of trading advisor programs in the Barclay database as of September 30 of the preceding year. The Fund's investment criteria utilize the criteria in the Index, and the Fund's investments will reflect the components of the Index together with additional criteria designed to assist in portfolio selection and operation of the Fund. The Fund Manager will periodically review, and may make modifications to, the Fund's trading advisor inclusion and removal criteria. Under normal circumstances, the Fund will invest at least 80% of its assets in the components of the Index.

      The Fund may also invest in U.S. government securities or liquid, short-term investments including high quality, short-term money market securities, for cash management purposes.

      Offering costs of $324,000 will be paid by the Fund Manager and will be amortized over a twelve-month period, on a straight-line basis upon the commencement of operations, provided that the Fund's shares are continuously offered during that period. The Fund will reimburse the Fund Manager for the offering costs paid on its behalf.

      The board of trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Fund Manager. The board of trustees is responsible for reviewing the allocation and reallocation of the Fund's investment portfolio among investment vehicles for conformity to the inclusion criteria and may make recommendations to the Fund with respect to whether a trading advisor is a qualified trading advisor for purposes of the inclusion criteria. The board of trustees also regularly reviews the Fund's portfolio of investment vehicles and their respective trading advisors and may conduct a formal review of any trading advisor and/or investment vehicle in conjunction with the Fund Manager. The board of trustees will review the criteria for investment by the Fund with regard to each trading advisor program. The board of trustees may also review the effectiveness of the Fund Manager's inclusion criteria.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

      CASH AND CASH EQUIVALENTS -- Cash equivalents consist of monies on deposit at PFPC Trust Company. The Fund treats all financial instruments that mature within three months as cash equivalents.

      INCOME RECOGNITION AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly on the accrual method of accounting, as earned or incurred.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the board of trustees and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the board of trustees. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis beginning upon commencement of operations.

      FEDERAL TAXES-- The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

      Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the und.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

      INDEMNIFICATIONs--The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

      USE OF ESTIMATES-- The preparation of financial statements in conformity with U.S. generally accepted accounting principles, which require the Fund Manager to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Such policies are consistently followed by the Fund in preparation of its financial statements. The Fund Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.    SHARES OF BENEFICIAL INTEREST

      The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                          For the period
                              For the                      from June 9,
                             year ended                    2005 through
                          October 31, 2006               October 31, 2005
                       Shares          Dollars         Shares       Dollars
                      ---------      ----------     ----------    -----------

      Subscriptions
                             -               -              -              -
      Redemptions
                             -               -              -              -
      Reinvestments
                         1.647           1,647              -              -
                      -------------------------     -------------------------
      Net increase
                         1.647           1,647              -              -
                      =========================     =========================


4.    MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Fund has entered into an advisory agreement with the Fund Manager pursuant to which the Fund Manager will be responsible for providing the Fund with investment advisory services and facilities provided by the Fund Manager. For its services, the Fund Manager will receive a fee payable monthly in arrears no later then seven calendar days after each month end at an annual rate equal to 1.00% of the month end value of the Fund's total assets. This fee will begin to accrue when the Fund Manger makes its first investment decision. The Fund Manager has agreed to pay all expenses on behalf of the Fund until the commencement of operations. For the year ended October 31, 2006, the Fund Manager has agreed to pay $37,553 on behalf of the Fund. These expenses are disclosed on the Statement of Operations.

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Investment Vehicles in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund's risk of loss in these Investment Vehicles is limited to the value of these investments reported by the Fund. As of October 31, 2006 the Fund did not invest in any Investment Vehicles.

6.    RECENT ACCOUNTING PRONOUNCEMENTS

      In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of October 31, 2006, the Adviser is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Adviser does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

7.    FINANCIAL HIGHLIGHTS

      In accordance with accounting principles generally accepted in the United States of America, the Fund is required to disclose financial highlights, which consist of per share operating performance, net investment income
      (loss) and expense ratios, and total return.

                                                                FOR THE PERIOD
                                                                 FROM JUNE 9,
                                               FOR THE               2005
                                             YEAR ENDED            THROUGH
PER SHARE OPERATING PERFORMANCE           OCTOBER 31, 2006     OCTOBER 31, 2005
--------------------------------------    ----------------     ----------------

Net asset value, beginning of period      $     1,011.00        $   1,000.00
Income from investment operations:
Net investment income(1)                           41.42               11.00
                                           -----------------   -----------------
Total from investment operations                   41.42               11.00
                                           -----------------   -----------------
Distributions from net investment income          (16.47)               0.00
                                           -----------------   -----------------
Total distributions to shareholders               (16.47)               0.00
                                           -----------------   -----------------
NET ASSET VALUE, END OF PERIOD             $    1,035.95        $   1,011.00
                                           =================   =================

TOTAL RETURN(2)

Total return                                      4.16 %               1.10 %

ANNUALIZED RATIOS / SUPPLEMENTAL DATA

Net assets, end of period                  $     105,301        $    101,100


Net investment income                              4.08 %              2.74 %
Expenses before expense reimbursements            36.44 %             74.50 %
Expenses after expense reimbursements              0.00 %              0.00 %

(1) Based on average shares outstanding.
(2) Total returns are not annualized for periods of less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       ADDITIONAL INFORMATION (UNAUDITED)



           PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; SEC FILINGS

The  Fund  invests  primarily  in  foreign  investment   companies  and  similar
investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted a set of Portfolio Proxy Voting Policies and Procedures. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.226.6477, (ii) on the Fund Manager's Form ADV Part II..

In addition, the Fund is required to file new Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The funds Form N-PX is available (i) without charge, upon request, by calling the Fund toll free at 1.800.226.6477 and (ii) on the SEC's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                       ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES AND OFFICERS BIOGRAPHICAL DATA

The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's board of trustees which sets board policies for the Fund and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the last five years. The business address of the trustees and officers is 800 Third Avenue, New York, NY 10022.


INDEPENDENT TRUSTEES:
---------------------- ------------------ --------------------------------------------- ---------------------------
                            Term of
                          Office(i) &               Principal Occupation(s)                       Other
    Name, Age and        Length of Time                  During the Past                       Directorships
    Position Held           Served                          5 Years                          Held by Trustee
---------------------- ------------------ --------------------------------------------- ---------------------------

Gary L. Knapp          Since Inception    Investment Executive with Uhlmann Price       None
                                          Securities since March 2003.  Quantitative
Age: 59                                   Consultant for The New York Board of Trade
                                          since December 2002. Director of Manager
Trustee                                   Selection, U.S. Swiss American Corporation
                                          from April 2002 to December 2002.
                                          Trader/Investment  Analyst for General
                                          Motors Asset Management from September
                                          1995 to May 2001.
---------------------- ------------------ --------------------------------------------- ---------------------------

William Miller         Since Inception    Investment Officer for Fund Management for    Chicago Mercantile
Age: 50                                   the Ohio Public Employees Retirement System   Exchange; Chicago
Trustee                                   since 2005.  Senior Risk Manager for the      Mercantile Exchange
                                          Abu Dhabi Investment Authority from           Trust; American Axle and
                                          2003-2005. Risk Management Adviser to         Manufacturing; the Dubai
                                          the Manufacturing; the Dubai                  International Financial
                                          Rockefeller Foundation From 2002-2003.        Exchange
                                          International Financial Independent
                                          Risk Oversight Officer for Exchange
                                          Commonfund from 1996-2002. .
-------------------------------------------------------------------------------------------------------------------







_______________________________________________________________________________________________________________
(i) Each Trustee serves for the duration of the Fund, or until his death, resignation, termination, removal or retirement


INDEPENDENT TRUSTEES:
---------------------- ------------------ --------------------------------------------- ---------------------------
                            Term of
                          Office(i) &               Principal Occupation(s)                       Other
    Name, Age and        Length of Time                  During the Past                       Directorships
    Position Held           Served                          5 Years                          Held by Trustee
---------------------- ------------------ --------------------------------------------- ---------------------------


Bruce H. Lipnick      Since Inception     Founder, President, Chief Executive          None
Age: 60                                   Officer and Chairman of the Board of Asset
Trustee                                   Alliance. Serves as President and Chief
                                          Executive Officer for Asset Alliance's
                                          wholly-owned subsidiaries. Prior to
                                          founding Asset Alliance, served as
                                          Principal, General Partner and Senior
                                          Executive Officer and Portfolio Manager
                                          for other Wharton affiliated entities
                                          including Manager Advisory Group, Inc., a
                                          registered NASD broker-dealer, Milestone
                                          Global Advisors, L.P. and BHL Trading Inc.
-------------------------------------------------------------------------------------------------------------------






_______________________________________________________________________________________________________________
(i) Each Trustee serves for the duration of the Fund, or until his death, resignation, termination, removal or retirement


OFFICERS
---------------------------- --------------------------- ----------------------------------------------------

      Name and Age           Position(s) Held with Fund          Principal Occupation(s) During the
                                                                            Last 5 Years
---------------------------- --------------------------- ----------------------------------------------------

Stephen G. Bondi             President                   Senior Vice President and Chief Financial Officer
                                                         of Asset Alliance Corporation ("AAC") and an
Age: 48                                                  officer of various subsidiaries of AAC
                                                         (2000-present). Director and Chief Financial
                                                         Officer for Alpha Hedged Strategical  Fund (a
                                                         registered open-end fund )and a Director of
                                                         Alternative Investment Partners LLC.
---------------------------- --------------------------- ----------------------------------------------------
Xiao-Hong Jing
                             Vice President and          Senior Vice President and General Counsel of AAC
Age: 39                      Secretary                   and an officer of various subsidiaries of AAC
                                                         (2001-present).
---------------------------- --------------------------- ----------------------------------------------------
Jarod Riley
                             Vice President, Chief       Director of Operations of AAC (2005-present).
Age: 32                      Financial Officer, and      Director of Accounting (2002-2005). Senior
                             Treasurer                   Associate PricewaterhouseCoopers LLP, in the
                                                         Assurance and Business Advisory Services and Tax
                                                         Services business units (1997-2002)
---------------------------- --------------------------- ----------------------------------------------------

Samantha Rick                Chief Compliance Officer    Chief Compliance Officer of AAC (2005-present).
                                                         Chief Compliance Officer of the Fund
                                                         (2006-present). Compliance Department of Nomura
Age: 35                                                  Securities Inc. (2004-2005).  Compliance
                                                         Department at Neuberger Berman LLC (1997-2004)
---------------------------- --------------------------- ----------------------------------------------------